VANGUARD(R)
INTERNATIONAL STOCK INDEX
FUNDS

VANGUARD EUROPEAN STOCK INDEX FUND

VANGUARD PACIFIC STOCK INDEX FUND

VANGUARD EMERGING MARKETS STOCK INDEX FUND

VANGUARD TOTAL INTERNATIONAL STOCK INDEX FUND

[PHOTO]

Annual Report
December 31, 1999

[THE VANGUARD GROUP LOGO]

[PHOTO]
JOHN C. BOGLE

FELLOW SHAREHOLDERS:

Two roads diverged in a wood, and I--I took the one less traveled by, and that has made all the difference.

I can think of no better words than those of Robert Frost to begin this special letter to our shareholders, who have placed such extraordinary trust in me and in Vanguard over the past quarter century. When the firm was founded 25 years ago, we deliberately took a new road to managing a mutual fund enterprise. Instead of having the funds controlled by an outside management company with its own financial interests, the Vanguard funds--there were only 11 of them then--would be controlled by their own shareholders and operate solely in their financial interests. The outcome of our unprecedented decision was by no means certain. We described it then as "The Vanguard Experiment."

     Well, I guess it's fair to say it's an experiment no more. During the past 25 years, the assets we hold in stewardship for investors have grown from $1 billion to more than $500 billion, and I believe that our reputation for integrity, fair-dealing, and sound investment principles is second to none in this industry. Our staggering growth--which I never sought--has come in important part as a result of the simple investment ideas and basic human values that are the foundation of my personal philosophy. I have every confidence that they will long endure at Vanguard, for they are the right ideas and right values, unshakable and eternal.

     While Emerson believed that "an institution is the lengthened shadow of one man," Vanguard today is far greater than any individual. The Vanguard crew has splendidly implemented and enthusiastically supported our founding ideas and values, and deserves the credit for a vital role in forging our success over the years. It is a dedicated crew of fine human beings, working together in an organization that is well prepared to press on regardless long after I am gone. Creating and leading this enterprise has been an exhilarating run. Through it all, I've taken the kudos and the blows alike, enjoying every moment to the fullest, and even getting a second chance at life with a heart transplant nearly four years ago. What more could a man ask?

     While I shall no longer be serving on the Vanguard Board, I want to assure you that I will remain vigorous and active in a newly created Vanguard unit, researching the financial markets, writing, and speaking. I'll continue to focus whatever intellectual power and ethical strength I possess on my mission to assure that mutual fund investors everywhere receive a fair shake. In the spirit of Robert Frost:

     But I have promises to keep, and miles to go before I sleep, and miles to go before I sleep.

     You have given me your loyalty and friendship over these long years, and I deeply appreciate your thousands of letters of support. For my part, I will continue to keep an eagle eye on your interests, for you deserve no less. May God bless you all, always.

                                                  /S/ JCB
CONTENTS

REPORT FROM THE CHAIRMAN............  1

AFTER-TAX RETURNS REPORT............  6

THE MARKETS IN PERSPECTIVE..........  8

PERFORMANCE SUMMARIES............... 10

FUND PROFILES....................... 14

FINANCIAL STATEMENTS................ 19

REPORT OF INDEPENDENT ACCOUNTANTS... 51

REPORT FROM THE CHAIRMAN

[PHOTO]
JOHN J. BRENNAN

International stock markets turned in excellent results during 1999, especially the Asian and emerging markets that had been battered a year earlier. A rising U.S. dollar eroded some of those returns for U.S. investors in most European and emerging markets. But the dollar lost ground against the Japanese yen, which enhanced returns from Japanese stocks to U.S. investors.

     In this environment, the returns for Vanguard's international index funds ranged from 16.6% for the European Stock Index Fund to a sizzling 61.6% for the Emerging Markets Stock Index Fund. All four funds slightly outpaced their target indexes, but fell short of the average returns from mutual fund peer groups.

     The table at right presents each fund's 12-month total return (capital change plus reinvested dividends) along with those of the average competing fund and an unmanaged index. Per-share figures for each fund, including its net asset value, the dividends paid from net investment income, and any distributions of net realized capital gains, are presented in the table that follows this letter.

FINANCIAL MARKETS IN REVIEW

The fervor for technology, telecommunications, and other growth stocks that has driven U.S. markets in recent years was evident in international markets during 1999. Japan's efforts to shore up its banking system and corporate merger activity in Europe added to general optimism about the prospects for stocks outside the United States. There were some striking differences in returns among countries and market sectors, and the results for U.S. investors veered dramatically with currency fluctuations. Overall, the developed markets outside the United States, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index, provided total returns of 27.3% in U.S. dollar terms. It was the first year since 1994 that international markets as a group outperformed the Wilshire 5000 Total Market Index, a broad measure of the U.S. market. (The Wilshire 5000 also had an outstanding year, rising 23.8%--its fifth consecutive annual increase of more than 20%.) Growth stocks within the EAFE Index were up 29.7% in dollar terms, while value stocks increased 24.5%.

     Stocks in emerging markets gained a staggering 156.5% for the year in local-currency terms, a far cry from the -6.1% decline during 1998. However, the U.S. dollar generally gained against these countries' currencies, cutting the overall return for U.S. investors to

--------------------------------------------------------
                                         TOTAL RETURNS
                                          YEAR ENDED
                                       DECEMBER 31, 1999
--------------------------------------------------------
VANGUARD EUROPEAN STOCK INDEX FUND              16.6%
Average European Region Fund*                   24.4
MSCI Europe Index                               15.8
--------------------------------------------------------
VANGUARD PACIFIC STOCK INDEX FUND               57.1%
Average Pacific Region Fund*                   105.4
MSCI Pacific Free Index                         56.4
--------------------------------------------------------
VANGUARD EMERGING MARKETS
  STOCK INDEX FUND                              61.6%
Average Emerging Markets Fund*                  70.8
Select Emerging Markets Free Index**            60.9
--------------------------------------------------------
VANGUARD TOTAL INTERNATIONAL
  STOCK INDEX FUND                              29.9%
Average International Fund*                     44.3
Total International Composite Index+            28.1
--------------------------------------------------------

 *Derived from data provided by Lipper Inc.
**Consists of stocks that can be bought free of restrictions in 13 emerging markets of Europe, Asia, Africa, and Latin America and two developed markets (Hong Kong and Singapore).
 +Consists of the MSCI EAFE Index plus the Select Emerging Markets Free Index.

60.9%. Pacific-region stocks, which are dominated by Japan, rose 43.9% in local currency terms. There, the yen's rise to a four-year high against the dollar worked to the benefit of U.S. investors, increasing the total return to 56.4%. On European bourses, stocks rose 30.3% in local-currency terms, but this robust gain was nearly halved for U.S. investors as the euro declined in value against the dollar. Such currency fluctuations are an added risk that U.S. investors incur--along with the substantial risks of stock-price fluctuations--when they own international stocks.

     The adjacent table presents the impact of currency shifts on international stock returns during 1999. It shows the total returns for various areas in local currencies, the effect of currency exchange rates, and the net total return for dollar-based investors. For comparison, the return of the Wilshire 5000 Index is also shown.

--------------------------------------------------------------------
                                             TOTAL RETURNS
                                               YEAR ENDED
                                           DECEMBER 31, 1999
                                   ---------------------------------
                                      LOCAL
                                    CURRENCY   CURRENCY  U.S. DOLLAR
INDEX                                RETURN     IMPACT     RETURN
--------------------------------------------------------------------
Wilshire 5000 Total Market Index
  (United States)                     23.8%        --      23.8%
--------------------------------------------------------------------
MSCI Europe Index                     30.3%     -14.5%     15.8%
MSCI Pacific Free Index               43.9      +12.5      56.4
Select Emerging Markets Free Index   156.5      -95.6      60.9
--------------------------------------------------------------------
Total International Composite Index   46.8%     -18.7%     28.1%
--------------------------------------------------------------------

1999 PERFORMANCE OVERVIEW

During 1999, all of our international index funds provided outstanding returns on an absolute basis and even came out a bit ahead of their target indexes. Their returns fell short of the average return for similar mutual funds. Some of our peers placed more assets in countries that did exceptionally well--or less weighting in countries that lagged--than the index weightings. We do not expect our index funds to be the best performers in their categories every year, but to have highly competitive long-term returns that consistently parallel the returns on the market indexes they track.

     For the EUROPEAN STOCK INDEX FUND, our return of 16.6% exceeded by 0.8 percentage point the return of the MSCI Europe Index and lagged by 7.8 percentage points the return of the average European region fund. Our returns were restrained somewhat by the relatively muted gain of the index's largest market, the United Kingdom, which returned 12.5% in dollar terms. U.K. holdings made up 28% of the fund's net assets on average. Germany and France, our next largest country holdings, provided returns of 20.5% and 29.7%, respectively. The index, and thus our fund, also had small weightings in some of Europe's best-performing markets last year, notably Finland (up 153.3%) and Sweden (80.6%).

     The PACIFIC STOCK INDEX FUND'S total return of 57.1% exceeded by 0.7 percentage point the return of the MSCI Pacific Free Index, but fell short of our average competitor by 48.3 percentage points. The peer group's average was skewed somewhat by very high returns earned by a few funds. Also, the index we track excludes some Pacific markets that had lofty returns in 1999, including Malaysia (up 114.3% in dollar terms), Indonesia (93.5%), and South Korea (92.4%). Most of the fund's gain came from the Japanese market's 61.8% ascent, because the fund has four-fifths of its assets in Japanese companies. Other bright spots included Hong Kong (up 59.5% in dollar terms) and Singapore (99.4%). Returns were more subdued in Australia (up 18.7%), our second-largest country holding, and in New Zealand (14.3%).

     The EMERGING MARKETS STOCK INDEX FUND, with a gain of 61.6%, led its target index by 0.7 percentage point but fell 9.2 percentage points short of the average competing fund. The fund's four biggest country holdings--Mexico, South Africa, Brazil, and Hong Kong--had exemplary returns of 80.1%, 57.2%, 67.2%, and 59.5%, respectively, during 1999. We had nothing invested at year-end in Russia (up 247.1%) and just a tiny amount in Malaysia (up 114.3%). Neither of these countries is currently part of the Select Emerging Markets Free Index.

     The TOTAL INTERNATIONAL STOCK INDEX FUND earned 29.9%, 1.8 percentage points more than its unmanaged composite index but 14.4 percentage points less than the average international fund. This "fund of funds" invests in our European, Pacific, and Emerging Markets Stock Index Funds in proportion to their benchmarks and weightings in the Total International Composite Index. At year-end, the fund had 59.8% of its assets in the European fund, 30.3% in the Pacific fund, and 9.9% in the Emerging Markets fund. In 1999, the lower return of the European fund partially offset the strong advances by the Pacific and Emerging Markets funds.

     Of course, our goal is to provide returns that track the performance of the target indexes, a goal we surpassed in 1999. Although we were gratified to outpace the indexes--because mutual funds incur operating expenses and transaction costs that indexes do not--we don't expect to do so with regularity.

     A key factor in our international index funds' performance is our emphasis on low operating costs. In 1999, our funds' expense ratios (expenses as a percentage of average net assets) were sharply lower than those of competing mutual funds. For example, the expense ratio of our Pacific Stock Index Fund was 0.37%--or $3.70 per $1,000 in assets--compared with 2.06% ($20.60 per $1,000)
for its average peer.

     In addition, our funds have lower average turnover rates (the volume of stocks traded in a year as a percentage of all stocks held). Turnover rates in our funds were 7% for the European fund, 6% for the Pacific fund, and 22% for the Emerging Markets fund. In contrast, comparable mutual funds have turnover rates of up to 100%. Lower turnover means that less is spent on buying and selling securities--and these costs can be high in international markets. It also helps reduce the realization of taxable capital gains that must be distributed to shareholders.

     Vanguard's Core Management Group once again did a remarkable job of accurately tracking the performance of each fund's target index.

LONG-TERM PERFORMANCE OVERVIEW

During the 1990s, international markets were more volatile and, on balance, much less rewarding than the red-hot U.S. market. The MSCI EAFE Index generated average annual returns for U.S. investors of just 7.3% during the decade, while U.S. stocks, as measured by the Wilshire 5000 Index, produced an average annual return of 17.6%. Most of the EAFE Index's gains were concentrated in Europe, which produced very good returns averaging 14.6% per year. The Pacific region suffered from a collapse in Japan's stock market and real estate bubble and the ensuing economic malaise. During the 1990s, Japanese stocks declined -0.7% a year, and the Pacific region overall returned only 0.3% a year, on average, even after the big rebound in 1999.

     Indexing has shown itself during this period to be a fully competitive long-term strategy in international markets. The table on page 4 shows the lifetime records for our four funds, the average peer fund in each category, and the appropriate target index. Along with annualized returns, the table shows the results of hypothetical $10,000 initial investments in each fund and its peer, assuming that dividends and capital gains distributions were reinvested. As you can see, our funds have done an excellent job of tracking their target indexes. The European fund has established a solid performance edge over the average returns from competing funds, while the Pacific, Emerging Markets, and Total International funds have trailed average gains for their peers. The Pacific fund, with a 3.2% return since its inception in June 1990, has fallen short of competitors by more than 5 percentage points, mostly reflecting its higher commitment to Japan.

---------------------------------------------------------------------
                                   TOTAL RETURNS
                     FROM INCEPTION* THROUGH DECEMBER 31, 1999
---------------------------------------------------------------------
                            AVERAGE            FINAL VALUE OF A
                         ANNUAL RETURN    $10,000 INITIAL INVESTMENT
---------------------------------------------------------------------
                                AVERAGE                      AVERAGE
                     VANGUARD  COMPETING TARGET  VANGUARD   COMPETING
STOCK INDEX FUND       FUND      FUND     INDEX    FUND       FUND
---------------------------------------------------------------------
European              14.6%      11.7%    14.8%  $36,709   $28,623
Pacific                3.2        8.8      3.1    13,499    22,317
Emerging Markets       6.2        6.3      4.9    14,073    14,158
Total International   11.6       16.9     11.3    14,985    17,768
---------------------------------------------------------------------

*For the European and Pacific funds: June 18, 1990; for the Emerging Markets fund: May 4, 1994; for the Total International fund: April 29, 1996.


IN SUMMARY

The temptation for investors to forgo diversification and to chase hot performance, such as that of emerging markets in the past year, can be strong. But building an investment program around a relatively narrow group of stocks that have recently skyrocketed is a dangerous--and unnecessary--gamble. The financial markets are ever cyclical. Stocks of all styles and sizes--and those from different regions--move in and out of favor in unpredictable patterns. That is why we recommend that investors hold balanced, diversified portfolios of stock funds, bond funds, and short-term reserves. Our well-diversified, low-cost international stock index funds can be a sensible component in such a blend. Investors who craft such diversified portfolios, in proportions suited to their individual goals, investment time horizon, and temperament for risk-taking, are in position for long-term investment success, despite the turbulence they're sure to encounter along the way.

/s/ John J. Brennan
John J. Brennan
Chairman and Chief Executive Officer

January 25, 2000

A NOTE OF THANKS TO OUR FOUNDER

As you may have read on the inside cover of our report, our founder, John C. Bogle, retired on December 31, 1999, as Senior Chairman of our Board after nearly 25 years of devoted service to Vanguard and our shareholders. Vanguard investors have Jack to thank for creating a truly mutual mutual fund company that operates solely in the interest of its fund shareholders. And mutual fund investors everywhere have benefited from his energetic efforts to improve this industry. Finally, on a personal note, I am forever grateful to Jack for giving me the opportunity to join this great company in 1982.

FUND STATISTICS
----------------------------------------------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31, 1999
                                                      ---------------------------------------
                               NET ASSET VALUE
                                  PER SHARE           DISTRIBUTIONS PER
                                  DECEMBER 31,         SHARE FROM NET     DIVIDENDS PER SHARE
                               ------------------         REALIZED             FROM NET
STOCK INDEX FUND                1998         1999       CAPITAL GAINS     INVESTMENT INCOME
----------------------------------------------------------------------------------------------
European                       $25.28       $28.82          $0.15               $0.50
Pacific                          7.84        12.22             --                0.09
Emerging Markets                 7.91        12.50             --                0.27
Total International*            11.19        14.31           0.01                0.21
----------------------------------------------------------------------------------------------

*Shareholders of Vanguard Total International Stock Index Fund will receive a supplemental capital gains distribution of approximately $0.04 per share in March 2000. This distribution will reflect realized gains on portfolio transactions and long-term gain distributions by the underlying funds during November and December 1999.

A REPORT ON YOUR FUND'S AFTER-TAX RETURNS

Beginning with this annual report, Vanguard is pleased to provide a review of the after-tax performance of our International Stock Index Funds. The figures on this page demonstrate the considerable impact that federal income taxes can have on a fund's return--an important consideration for investors who own mutual funds in taxable accounts. While the pretax return is most often used to tally a fund's performance, the fund's after-tax return, which accounts for taxes on distributions of capital gains and income dividends, is a better representation of the return that many investors actually received. If you own the fund in a tax-deferred account such as an individual retirement account or a 401(k), this information does not apply to you. Such accounts are not subject to current taxes.

     The table below presents the pretax and after-tax returns for the International Stock Index Funds and appropriate peer groups of mutual funds. Two things to keep in mind:

     - The after-tax return calculations use the top federal income tax rates in effect at the time of each distribution. The tax burden, therefore, would be somewhat less, and the after-tax return somewhat more, for those in lower tax brackets.

     - The peer funds' returns are provided by Morningstar, Inc. (Elsewhere in this report, returns for comparable mutual funds are derived from data provided by Lipper Inc., which differ somewhat.)

     As you can see, for investors in the highest tax brackets, the pretax returns of our funds were reduced during 1999 by a range of 0.5 percentage point to 1.4 percentage points. Comparable mutual funds lost more to taxes, except in emerging markets where Vanguard Emerging Markets Stock Index Fund retained less of its 1999 pretax total return than did the average diversified emerging markets fund.

------------------------------------------------------------------------------------------
                                      AVERAGE ANNUAL RETURNS: PRETAX AND AFTER-TAX
                                            PERIODS ENDED DECEMBER 31, 1999
                              -------------------------------------------------------------
                                       1 YEAR             5 YEARS**      SINCE INCEPTION+
                              --------------------   -----------------  -------------------
                               PRETAX   AFTER-TAX    PRETAX  AFTER-TAX  PRETAX    AFTER-TAX
-------------------------------------------------------------------------------------------
Vanguard European
  Stock Index Fund               16.6%    15.7%       22.6%    21.5%    14.6%       13.6%
Average Europe Stock Fund*       24.9     23.2        20.7     18.1       --          --
-------------------------------------------------------------------------------------------
Vanguard Pacific
  Stock Index Fund               57.1%    56.6%        2.5%     2.1%    3.2%        2.8%
Average Japan Stock Fund*       113.9    111.5         9.0      8.1      --          --
-------------------------------------------------------------------------------------------
Vanguard Emerging Markets
  Stock Index Fund               61.6%    60.2%        5.1%     4.2%    6.2%        5.4%
Average Diversified Emerging
  Markets Fund*                  71.8     71.5         4.7      4.1      --          --
-------------------------------------------------------------------------------------------
Vanguard Total International
  Stock Index Fund               29.9%    29.1%       11.6%    10.8%     --          --
Average Foreign Stock Fund*      44.3     42.1         --        --      --          --
-------------------------------------------------------------------------------------------

 *Based on data from Morningstar, Inc.

**For Vanguard Total International Stock Index Fund, returns are annualized since inception on April 29, 1996.

 +June 18, 1990, for Vanguard European Stock Index Fund and Vanguard Pacific
  Stock Index Fund. May 4, 1994, for Vanguard Emerging Markets Stock Index Fund.

     Over the five years ended December 31, 1999, the European Stock Index Fund was more tax efficient than its average peer, while our Emerging Markets and Pacific funds were slightly less tax-efficient than their peer groups. Since its April 1996 inception, the Total International Stock Index Fund's annualized pretax return of 11.6% has been reduced by taxes to 10.8%. Morningstar does not provide competitors' after-tax returns for such specific periods. We stress that because many interrelated factors affect how tax-friendly a fund may be, it's very difficult to predict tax efficiency. A fund's tax efficiency can be influenced by its turnover rate, the types of securities it holds, the accounting practices it uses when selling shares, and the net cash flow it receives.

     Finally, it's important to understand that our calculation does not reflect the effect of your own investment activities. Specifically, you may incur additional capital gains taxes--thereby lowering your after-tax return--if you decide to sell all or some of your shares.

A NOTE ABOUT OUR CALCULATIONS: Pretax total returns assume that all distributions received (income dividends, short-term capital gains, and long-term capital gains) are reinvested in new shares, while our after-tax returns assume that distributions are reduced by any taxes owed on them before reinvestment. Total returns do not reflect any transaction fees. When calculating the taxes due, we used the highest individual federal income tax rates at the time of the distributions. Those rates are currently 39.6% for dividends and short-term capital gains and 20% for long-term capital gains. The calculation does not account for state and local income taxes, nor does it take into consideration any tax adjustments that a shareholder may claim for foreign taxes paid by the fund. The competitive group returns provided by Morningstar are calculated in a manner consistent with that used for Vanguard funds.

THE MARKETS IN PERSPECTIVE
YEAR ENDED DECEMBER 31, 1999

A global expansion in economic activity bolstered stocks at home and abroad during 1999. The muscular U.S. economy provided a good bit of the oomph, but it got an assist from solid growth in Asian, European, and Latin American economies that had slumped in 1997 and 1998.

     Interest rates increased significantly--causing bond proces to fall--as both investors and monetary policymakers grew concerned that economic growth was so vigorous that it would cause inflation to accelerate.

U.S. STOCK MARKETS

The booming economy and growing corporate profits provided plenty of fuel for stock prices during 1999. However, higher interest rates restrained the rise, especially for financial-services and electric utility stocks regarded as interest rate sensitive.

     U.S. economic output increased at an inflation-adjusted rate of about
4%--a very rapid pace for such a large, mature economy. Analysts estimated that corporate profits would grow by 14% in 1999 and again in 2000. Consumer spending, which accounts for roughly two-thirds of economic activity, was strong. People felt prosperous, thanks to the long bull market, plentiful jobs, and rising incomes. (After-tax personal income grew by more than 5% in 1999, and unemployment at year-end was at a three-decade low of 4.1% of the workforce.)

     The stock market, as measured by the Wilshire 5000 Index, gained 23.8%, with more than three-quarters of the gain coming in the final quarter of 1999. For the first time in several years, smaller stocks outpaced large-capitalization issues. The S&P 500 Index, which is dominated by large-cap stocks and accounts for more than three-quarters of the U.S. stock market's total value, gained 21.0% during the year; the rest of the market gained 35.4%.

     Hidden in the market averages was an amazing divergence in stock performance. Prices soared for most technology-related stocks, but performance was pedestrian, at best, for most other issues. Indeed, three-fifths of stocks on the New York Stock Exchange fell in 1999. The technology sector of the S&P 500 Index gained 74%, and the producer-durables sector, driven by huge gains for some makers of telecommunications and technology gear, was up 49%. These results were in stark contrast to the declines suffered by food and beverage companies in the consumer-staples sector (-16%) and by many companies in the health-care group (-10%).

--------------------------------------------------------------
                                   AVERAGE ANNUAL RETURNS
                               PERIODS ENDED DECEMBER 31, 1999
                               -------------------------------
                                 1 YEAR    3 YEARS    5 YEARS
--------------------------------------------------------------
STOCKS
  S&P 500 Index                   21.0%    27.6%       28.6%
  Russell 2000 Index              21.3     13.1        16.7
  Wilshire 5000 Index             23.8     26.1        27.1
  MSCI EAFE Index                 27.3     16.1        13.2
--------------------------------------------------------------
BONDS
  Lehman Aggregate Bond Index     -0.8%     5.7%        7.7%
  Lehman 10 Year Municipal Bond
    Index                         -1.3      4.8         7.1
  Salomon Smith Barney 3-Month
     U.S. Treasury Bill Index      4.7      5.0         5.2
--------------------------------------------------------------
OTHER
  Consumer Price Index             2.7%     2.0%        2.4%
--------------------------------------------------------------

     Investors seemed bedazzled by the prospects for growth in revenue and profits among tech stocks, but less interested in the actual profits for nontech companies. Remarkably, the average S&P 500 stock without earnings gained 36.5% in 1999, while the average stock with earnings rose 11.5%. There is general agreement that growth in Internet commerce, computers, software, wireless communications, and other key tech sectors will be stupendous. However, there is much disagreement about whether profits will grow so impressively, given the intense competition. During 1999, optimists clearly ruled.

U.S. BOND MARKETS

The pickup in worldwide economic activity buoyed stock prices but depressed bond prices. Interest rates, which move in the opposite direction from bond prices, rose sharply. The rate increase stemmed from increased borrowing by corporations and individuals and from investors' fears that a sizzling economy was bound to send inflation soaring.

     The inflation evidence was ambiguous. Price increases were greater in 1999 than in 1998 at both the wholesale and consumer levels. Wholesale prices rose 3.0%, the biggest gain since 1990. And the Consumer Price Index advanced 2.7% in 1999 after a gain of just 1.6% in 1998. However, energy prices, which plunged in 1998 and shot up in 1999, skewed the figures in both periods. At the consumer level, the "core rate" of inflation, which excludes food and energy prices, was up just 1.9% in 1999, the smallest increase in 35 years. At midyear, the Federal Reserve Board, aiming to cool the economy a bit to head off price pressures, began raising short-term interest rates. In all, the Fed pushed up rates by 0.75 percentage point in three quarter-point steps. The bond market anticipated the Fed--interest rates began rising sharply in February--and at year-end the yield of 30-year U.S. Treasury bonds was up 1.38 percentage points (138 basis points) to 6.48%. The 10-year Treasury note--a benchmark for mortgage lenders--rose 179 basis points, from 4.65% to 6.44%. Short-term rates didn't rise as far; 3-month Treasury bill yields were up 88 basis points to 5.33% at year-end.

     Price declines, as usual, were greatest for long-term bonds and least for short-term bonds. The overall market, as measured by the Lehman Aggregate Bond Index, which has an intermediate-term average maturity, posted a -0.8% total return in 1999. Short-term bonds generally provided returns of 2% to 3%. Long-term bonds suffered significant price declines, and the Lehman Long Government/Corporate Index recorded a -7.7% total return.

INTERNATIONAL STOCK MARKETS

Bullishness among stock investors was an international phenomenon in 1999. The biggest gains came in Pacific-region and emerging markets that had suffered most from economic slumps and currency crises during 1997 and 1998.

     Overall, the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index of major developed markets produced a 27.3% return for U.S. dollar-based investors. The MSCI Pacific Free Index gained an astounding 56.4% for U.S. investors, as a strong rise in the Japanese yen against the U.S. dollar tacked on about 12.5 percentage points to a 43.9% return in local currencies. In Europe, currency fluctuations had the opposite effect: European currencies, including the new 11-nation common currency, the euro, mostly fell against the dollar, and the 30.3% return in local currencies was nearly halved to 15.8% in U.S. dollars.

     Emerging markets managed a stunning turnaround, as the Select Emerging Markets Free Index rose 60.9% in U.S.-dollar terms after having plummeted -18.4% in 1998 and -16.4% in 1997.

PERFORMANCE SUMMARY
EUROPEAN STOCK INDEX FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: JUNE 18, 1990-DECEMBER 31, 1999
---------------------------------------------------------
         EUROPEAN STOCK INDEX FUND     MSCI EUROPE
FISCAL    CAPITAL   INCOME    TOTAL        TOTAL
YEAR       RETURN   RETURN   RETURN       RETURN
---------------------------------------------------------
1990        -8.7%     1.5%    -7.2%        -6.4%
1991         9.5      2.9     12.4         14.1
1992        -5.9      2.6     -3.3         -3.9
1993        27.3      1.8     29.1         29.3
1994        -0.5      2.4      1.9          2.8
1995        19.6      2.7     22.3         22.1
1996        18.6      2.7     21.3         21.4
1997        22.0      2.2     24.2         23.7
1998        26.3      2.6     28.9         28.7
1999        14.6      2.0     16.6         15.8
---------------------------------------------------------

See Financial Highlights table on page 43 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: JUNE 18, 1990-DECEMBER 31, 1999
-------------------------------------------------------

[LNE GRAPH]

6/18/1990          9950    10000    10000
1990 06           10220    10323    10335
1990 09            8483     8666     8620
1990 12            9184     9049     9357
1991 03            9478     9173     9761
1991 06            8931     8569     9122
1991 09           10056     9414    10308
1991 12           10323     9552    10679
1992 03           10001     9285    10315
1992 06           11083     9855    11338
1992 09           10511     9092    10798
1992 12            9981     8786    10260
1993 03           10580     9165    10883
1993 06           10826     9323    11088
1993 09           11799    10241    12123
1993 12           12888    11066    13261
1994 03           12616    11122    13053
1994 06           12551    10785    12921
1994 09           13051    11231    13541
1994 12           13130    11201    13635
1995 03           13833    11395    14478
1995 06           14961    12234    15420
1995 09           15575    12824    16066
1995 12           16055    13088    16628
1996 03           16651    13879    17264
1996 06           17178    14283    17735
1996 09           17820    14560    18417
1996 12           19468    16213    20190
1997 03           20420    16823    21175
1997 06           22374    17557    23072
1997 09           24234    18707    24937
1997 12           24185    18772    24985
1998 03           29111    22553    30035
1998 06           30749    23351    31614
1998 09           26317    19337    27126
1998 12           31165    23005    32150
1999 03           30500    22462    31476
1999 06           30586    22228    31406
1999 09           30919    22315    31857
1999 12           36525    28623    37220

                                                AVERAGE ANNUAL TOTAL RETURNS
                                                PERIODS ENDED DECEMBER 31, 1999
                                                -------------------------------
                                                                    SINCE    FINAL VALUE OF A
                                                1 YEAR   5 YEARS  INCEPTION  $10,000 INVESTMENT
-----------------------------------------------------------------------------------------------
       European Stock Index Fund*               16.03%   22.46%    14.55%         $36,525
       Average European Region Fund**           24.42    20.64     11.66           28,623
       MSCI Europe Index                        15.77    22.27     14.78           37,220
-----------------------------------------------------------------------------------------------

 *Performance figures are adjusted for the 0.5% transaction fee on purchases.
  The figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
**Derived from data provided by Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1999
-----------------------------------------------------------------------------------------
                                   INCEPTION                          SINCE INCEPTION
                                                                      ---------------
                                     DATE     1 YEAR   5 YEARS    CAPITAL  INCOME   TOTAL
-----------------------------------------------------------------------------------------
European Stock Index Fund*         6/18/1990  16.03%   22.46%     12.09%    2.46%  14.55%
-----------------------------------------------------------------------------------------

*Performance figures are adjusted for the 0.5% transaction fee on purchases. The figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

PERFORMANCE SUMMARY
PACIFIC STOCK INDEX FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: JUNE 18, 1990-DECEMBER 31, 1999
         PACIFIC STOCK INDEX FUND    MSCI PACIFIC
                                        FREE
FISCAL   CAPITAL  INCOME    TOTAL       TOTAL
YEAR     RETURN   RETURN   RETURN      RETURN
---------------------------------------------------------
1990     -14.3%    0.3%    -14.0%     -15.0%
1991      10.0     0.7      10.7       11.5
1992     -18.7     0.5     -18.2      -18.5
1993      34.7     0.8      35.5       36.1
1994      12.2     0.8      13.0       12.8
1995       1.7     1.0       2.7        2.9
1996      -8.6     0.8      -7.8       -8.2
1997     -26.5     0.8     -25.7      -25.7
1998       1.6     0.8       2.4        2.6
1999      55.9     1.2      57.1       56.4
---------------------------------------------------------

See Financial Highlights table on page 44 for dividend information for the past five years.

CUMULATIVE PERFORMANCE: JUNE 18, 1990-DECEMBER 31, 1999
---------------------------------------------------------
                 Pacific Stock  Average Pacific  MSCI Pacific
                 Index Fund*    Region Fund**    Free Index
6/18/1990        9950           10000            10000
1990 06          9851            9950             9965
1990 09          7552            8080             7540
1990 12          8513            8505             8503
1991 03          9209            9418             9312
1991 06          8861            9420             8894
1991 09          9388            9593             9435
1991 12          9420            9701             9482
1992 03          7650            8870             7669
1992 06          7270            9809             7276
1992 09          7930            9612             7943
1992 12          7708            9740             7726
1993 03          9023           10096             9076
1993 06         10583           11598            10650
1993 09         11144           13096            11185
1993 12         10442           15955            10520
1994 03         11256           13436            11360
1994 06         12452           14457            12522
1994 09         12101           15863            12174
1994 12         11804           14029            11868
1995 03         11522           12841            11701
1995 06         11125           13980            11216
1995 09         11585           14665            11673
1995 12         12128           14177            12211
1996 03         12392           14313            12505
1996 06         12529           15895            12562
1996 09         12022           15350            12051
1996 12         11179           13947            11206
1997 03         10084           13032            10112
1997 06         12030           16054            12001
1997 09         10477           14207            10474
1997 12          8310           10877             8322
1998 03          8557           10826             8599
1998 06          7793           10575             7813
1998 09          6727            9453             6764
1998 12          8510           10864             8542
1999 03          9443           11920             9479
1999 06         10301           15697            10320
1999 09         11516           17737            11509
1999 12         13432           22317            13358

                                                AVERAGE ANNUAL TOTAL RETURNS
                                                PERIODS ENDED DECEMBER 31, 1999
                                                -------------------------------
                                                                    SINCE        FINAL VALUE OF A
                                                1 YEAR   5 YEARS  INCEPTION      $10,000 INVESTMENT
---------------------------------------------------------------------------------------------------
       Pacific Stock Index Fund*                56.27%    2.41%     3.14%            $13,432
       Average Pacific Region Fund**           105.42     9.73      8.78              22,317
       MSCI Pacific Free Index                  56.38     2.39      3.08              13,358
---------------------------------------------------------------------------------------------------

 *Performance figures are adjusted for the 0.5% transaction fee on purchases.
  The figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
**Derived from data provided by Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1999
-----------------------------------------------------------------------------------------
                                                                      SINCE INCEPTION
                                   INCEPTION                          ---------------
                                     DATE     1 YEAR   5 YEARS    CAPITAL  INCOME   TOTAL
-----------------------------------------------------------------------------------------
Pacific Stock Index Fund*          6/18/1990  56.27%    2.41%      2.33%    0.81%   3.14%
-----------------------------------------------------------------------------------------

*Performance figures are adjusted for the 0.5% transaction fee on purchases. The figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

PERFORMANCE SUMMARY
EMERGING MARKETS STOCK INDEX FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: MAY 4, 1994-DECEMBER 31, 1999
-----------------------------------------------------------------------------
         EMERGING MARKETS STOCK INDEX FUND   INDEX*
FISCAL   CAPITAL      INCOME       TOTAL     TOTAL
YEAR     RETURN       RETURN      RETURN    RETURN
-----------------------------------------------------------------------------
1994       9.1%        0.7%        9.8%       3.8%
1995      -1.1         1.7         0.6        0.0
1996      14.2         1.6        15.8       15.2
1997     -18.7         1.9       -16.8      -16.4
1998     -20.7         2.6       -18.1      -18.4
1999      58.0         3.6        61.6       60.9
-----------------------------------------------------------------------------

*Select Emerging Markets Free Index consists of stocks that can be bought free of restrictions in 13 emerging markets of Europe, Asia, Africa, and Latin America and two developed markets (Hong Kong and Singapore).

See Financial Highlights table on page 44 for dividend information for the past five years.

CUMULATIVE PERFORMANCE: MAY 4, 1994-DECEMBER 31, 1999
-----------------------------------------------------

[LINE GRAPH]

5/4/1994       9900    10000     10000
199406        10256    10572     10190
199409        12488    12560     12256
199412        10655    10939     10380
199503         9459     9712      9252
199506        10655    10162     10432
199509        10714    10449     10420
199512        10714    10437     10381
199603        11801    11282     11395
199606        12299    11375     11800
199609        12100    11247     11635
199612        12410    11607     11958
199703        13017    12780     12534
199706        13906    13430     13403
199709        12612    13386     12168
199712        10322    11331     10001
199803        11005    11979     10655
199806         8636     9150      8367
199809         7106     7167      6864
199812         8452     8291      8161
199903         9370     8930      8958
199906        11187    10615     10728
199909        10642    10223     10148
199912        13793    14158     13128

                                                  AVERAGE ANNUAL TOTAL
                                                  RETURNS PERIODS ENDED
                                                    DECEMBER 31, 1999
                                                ---------------------------
                                                                    SINCE    FINAL VALUE OF A
                                                1 YEAR   5 YEARS  INCEPTION  $10,000 INVESTMENT
-----------------------------------------------------------------------------------------------
       Emerging Markets Stock Index Fund*       58.36%    4.67%     5.85%         $13,793
       Average Emerging Markets Fund**          70.77     5.29      6.34           14,158
       Select Emerging Markets Free Index+      60.86     4.81      4.93           13,128
-----------------------------------------------------------------------------------------------

 *Performance figures are adjusted for the 1% transaction fee on purchases and redemptions. The figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
**Derived from data provided by Lipper Inc.
 +Consists of stocks that can be bought free of restrictions in 13 emerging markets of Europe, Asia, Africa, and Latin America and two developed markets (Hong Kong and Singapore).


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1999

-------------------------------------------------------------------------------------------
                                                                        SINCE INCEPTION
                                     INCEPTION                      -----------------------
                                       DATE     1 YEAR   5 YEARS    CAPITAL  INCOME   TOTAL
-------------------------------------------------------------------------------------------
Emerging Markets Stock Index Fund*   5/4/1994   58.36%    4.67%      3.72%    2.13%   5.85%
-------------------------------------------------------------------------------------------

*Performance figures are adjusted for the 1% transaction fee on purchases and redemptions. The figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

PERFORMANCE SUMMARY
TOTAL INTERNATIONAL STOCK INDEX FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: APRIL 29, 1996-DECEMBER 31, 1999
-----------------------------------------------------------
          TOTAL INTERNATIONAL STOCK INDEX FUND   COMPOSITE*
FISCAL       CAPITAL     INCOME       TOTAL        TOTAL
YEAR         RETURN      RETURN      RETURN       RETURN
-----------------------------------------------------------
1996          -1.0%        1.6%        0.6%         0.6%
1997          -2.5         1.7        -0.8         -0.8
1998          13.5         2.1        15.6         15.9
1999          28.0         1.9        29.9         28.1
-----------------------------------------------------------

*Total International Composite Index consists of the MSCI EAFE Index plus the
 Select Emerging Markets Free Index.

See Financial Highlights table on page 45 for dividend and capital gains information since the fund's inception.

CUMULATIVE PERFORMANCE: APRIL 29, 1996-DECEMBER 31, 1999
----------------------------------------------------------
               Total                         Total
               International  Average        International
               Stock Index    International  Composite
               Fund           Fund           Index
4/29/1996       9950          10000          10000
1996   06       9842          10031           9925
1996   09       9813           9966           9897
1996   12       9955          10367          10055
1997   03       9886          10510           9979
1997   06      11123          11671          11220
1997   09      10897          11803          11003
1997   12       9878          10893           9978
1998   03      11229          12518          11356
1998   06      11089          12651          11233
1998   09       9477          10575           9605
1998   12      11419          12312          11563
1999   03      11654          12524          11794
1999   06      12144          13359          12297
1999   09      12563          13920          12710
1999   12      14910          17768          14815


                                                            AVERAGE ANNUAL TOTAL RETURNS
                                                           PERIODS ENDED DECEMBER 31, 1999
                                                         -----------------------------------   FINAL VALUE OF A
                                                         1 YEAR              SINCE INCEPTION  $10,000 INVESTMENT
----------------------------------------------------------------------------------------------------------------
Total International Stock Index Fund*                    29.27%                  11.49%            $14,910
Average International Fund**                             44.32                   16.95              17,768
Total International Composite Index+                     28.13                   11.30              14,815
----------------------------------------------------------------------------------------------------------------

 *Performance figures are adjusted for the 0.5% transaction fee on purchases.
  The figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

**Derived from data provided by Lipper Inc.

 +Consists of the MSCI EAFE Index plus the Select Emerging Markets Free Index.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1999
-------------------------------------------------------------------------------------------------------------------------
                                                                                                  SINCE INCEPTION
                                                              INCEPTION                   -------------------------------
                                                                DATE        1 YEAR        CAPITAL      INCOME       TOTAL
-------------------------------------------------------------------------------------------------------------------------
Total International Stock Index Fund*                         4/29/1996     29.27%         9.49%       2.00%       11.49%
-------------------------------------------------------------------------------------------------------------------------

 *Performance figures are adjusted for the 0.5% transaction fee on purchases.
  The figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

FUND PROFILE
EUROPEAN STOCK INDEX FUND

This Profile provides a snapshot of the fund's characteristics as of December 31, 1999, compared where appropriate to its unmanaged target index. Key elements of this Profile are defined on page 15.

PORTFOLIO CHARACTERISTICS
----------------------------------------------------------
                                  EUROPEAN            MSCI
                               STOCK INDEX          EUROPE
----------------------------------------------------------
Number of Stocks                       559             547
Turnover Rate                           7%              --
Expense Ratio                        0.29%              --
Cash Reserves                         0.3%              --

TEN LARGEST HOLDINGS
(% OF TOTAL NET ASSETS)
-------------------------------------------------------
Nokia Oyj                                          3.2%
Deutsche Telekom AG                                3.2
BP Amoco PLC                                       2.8
British Telecommunications PLC                     2.3
France Telecom SA                                  2.0
Royal Dutch Petroleum Co.                          1.9
LM Ericsson Telephone AB B Shares                  1.8
Mannesmann AG                                      1.8
HSBC Holdings PLC                                  1.7
Roche Holding AG                                   1.6
-------------------------------------------------------
Top Ten                                           22.3%

VOLATILITY MEASURES
----------------------------------------------------------
                                  EUROPEAN            MSCI
                               STOCK INDEX            EAFE
----------------------------------------------------------
R-Squared                             0.85            1.00
Beta                                  0.89            1.00


COUNTRY DIVERSIFICATION (% OF COMMON STOCKS)
---------------------------------------------------------------------------------------------------------------------
                                                              DECEMBER 31, 1998                DECEMBER 31, 1999
                                                             --------------------------------------------------------
                                                                  EUROPEAN                EUROPEAN              MSCI
                                                                 STOCK INDEX             STOCK INDEX           EUROPE
---------------------------------------------------------------------------------------------------------------------
Austria...........................................................   0.5%                    0.3%               0.3%
Belgium...........................................................   2.6                     1.5                1.4
Denmark...........................................................   1.2                     1.2                1.2
Finland...........................................................   2.1                     4.5                4.5
France............................................................  12.9                    14.6               15.4
Germany...........................................................  14.1                    15.8               15.7
Ireland...........................................................   0.7                     0.6                0.6
Italy.............................................................   7.0                     6.5                6.4
Netherlands.......................................................   8.8                     8.6                7.9
Norway............................................................   0.6                     0.6                0.6
Portugal..........................................................   0.9                     0.7                0.7
Spain.............................................................   4.6                     4.1                4.1
Sweden............................................................   3.7                     4.1                4.0
Switzerland.......................................................  11.2                     8.6                8.5
United Kingdom....................................................  28.4                    28.3               28.7
United States.....................................................   0.7                     0.0                0.0
---------------------------------------------------------------------------------------------------------------------

ALLOCATION TO UNDERLYING VANGUARD FUNDS. This table shows the distribution of a fund's assets in underlying Vanguard funds.

AVERAGE WEIGHTED EXPENSE RATIO. Funds that invest in other Vanguard funds incur no direct expenses, but do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds. The average weighted expense ratio is the average of these expense ratios, weighted in proportion to the amount of the fund invested in each underlying fund.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

COUNTRY DIVERSIFICATION. The percentages of a fund's common stock invested in securities of various countries.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. (The average for stock mutual funds is about 35%.) As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

FUND PROFILE
PACIFIC STOCK INDEX FUND

This Profile provides a snapshot of the fund's characteristics as of December 31, 1999, compared where appropriate to its unmanaged target index. Key elements of this Profile are defined on page 15.

PORTFOLIO CHARACTERISTICS
----------------------------------------------------------
                                                      MSCI
                                   PACIFIC         PACIFIC
                               STOCK INDEX            FREE
----------------------------------------------------------
Number of Stocks                       413             420
Turnover Rate                           6%              --
Expense Ratio                        0.37%              --
Cash Reserves                         0.2%              --

TEN LARGEST HOLDINGS
(% OF TOTAL NET ASSETS)
-------------------------------------------------------
Nippon Telegraph and Telephone Corp.               6.4%
Toyota Motor Corp.                                 5.3
Softbank Corp.                                     3.0
Fujitsu Ltd.                                       2.6
The Bank of Tokyo-Mitsubishi Ltd.                  1.9
Sony Music Entertainment                           1.9
Matsushita Electric Industrial Co., Ltd.           1.7
Hutchison Whampoa Ltd.                             1.7
Sony Corp.                                         1.7
Murata Manufacturing Co., Ltd.                     1.6
-------------------------------------------------------
Top Ten                                           27.8%

VOLATILITY MEASURES
----------------------------------------------------------
                                   PACIFIC            MSCI
                               STOCK INDEX            EAFE
----------------------------------------------------------
R-Squared                             0.71            1.00
Beta                                  1.21            1.00

COUNTRY DIVERSIFICATION (% OF COMMON STOCKS)
-----------------------------------------------------------------------------------------------------------------------
                                                              DECEMBER 31, 1998               DECEMBER 31, 1999
                                                             ----------------------------------------------------------
                                                                   PACIFIC               PACIFIC               MSCI
                                                                 STOCK INDEX           STOCK INDEX         PACIFIC FREE
-----------------------------------------------------------------------------------------------------------------------
Australia....................................................       10.1%                  7.4%                7.3%
Hong Kong....................................................        7.9                   7.1                 7.0
Japan........................................................       78.2                  81.7                82.0
New Zealand..................................................        0.8                   0.5                 0.5
Singapore....................................................        3.0                   3.3                 3.2
-----------------------------------------------------------------------------------------------------------------------

FUND PROFILE
EMERGING MARKETS STOCK INDEX FUND

This Profile provides a snapshot of the fund's characteristics as of December 31, 1999, compared where appropriate to its unmanaged target index. Key elements of this Profile are defined on page 15.

PORTFOLIO CHARACTERISTICS
----------------------------------------------------------
                          EMERGING MARKETS
                               STOCK INDEX          INDEX*
----------------------------------------------------------
Number of Stocks                       496             484
Turnover Rate                          22%              --
Expense Ratio                        0.58%              --
Cash Reserves                         5.4%              --

*Select Emerging Markets Free Index.

TEN LARGEST HOLDINGS
(% OF TOTAL NET ASSETS)
-------------------------------------------------------
Telefonos de Mexico SA                             5.2%
Hutchison Whampoa Ltd.                             3.0
Cable & Wireless HKT Ltd.                          1.9
Turkiye Is Bankasi AS C Shares                     1.6
Cheung Kong Holdings Ltd.                          1.6
Centrais Electricas Brasileiras SA                 1.4
Hellenic Telecommunication
  Organization SA                                  1.4
Petroleo Brasileiro SA Pfd.                        1.4
National Bank of Greece SA                         1.4
De Beers Centenary AG                              1.3
-------------------------------------------------------
Top Ten                                           20.2%

VOLATILITY MEASURES
----------------------------------------------------------
                          EMERGING MARKETS            MSCI
                               STOCK INDEX            EAFE
----------------------------------------------------------
R-Squared                             0.59            1.00
Beta                                  1.57            1.00

COUNTRY DIVERSIFICATION (% OF COMMON STOCKS)
-----------------------------------------------------------------------------------------------------------------------
                                                              DECEMBER 31, 1998                DECEMBER 31, 1999
                                                             ----------------------------------------------------------
                                                              EMERGING MARKETS         EMERGING MARKETS
                                                                 STOCK INDEX              STOCK INDEX            INDEX*
-----------------------------------------------------------------------------------------------------------------------
Argentina ..................................................         5.7%                     2.9%                2.9%
Brazil......................................................        14.6                     13.4                13.7
Czech Republic..............................................         1.5                      0.9                 0.9
Greece......................................................         8.1                      9.0                 8.9
Hong Kong...................................................        16.0                     13.3                13.7
Hungary.....................................................         1.7                      1.7                 1.7
Indonesia...................................................         2.2                      2.5                 2.4
Israel......................................................         4.0                      5.6                 5.7
Malaysia....................................................         3.8                      0.0                 0.0
Mexico......................................................        13.3                     16.4                15.8
Philippines.................................................         2.6                      1.7                 1.7
Poland......................................................         1.2                      1.7                 1.7
Singapore...................................................         6.5                      5.9                 6.3
South Africa................................................        13.0                     15.0                14.8
Thailand....................................................         3.3                      4.3                 4.2
Turkey......................................................         2.5                      5.7                 5.6
-----------------------------------------------------------------------------------------------------------------------

*Select Emerging Markets Free Index.

FUND PROFILE
TOTAL INTERNATIONAL STOCK INDEX FUND

This Profile provides a snapshot of the fund's characteristics as of December 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 15.

PORTFOLIO CHARACTERISTICS
----------------------------------------------------------
Expense Ratio                                           0%
Average Weighted Expense Ratio*                      0.34%

*For underlying funds.

ALLOCATION TO UNDERLYING
VANGUARD FUNDS
-------------------------------------------------------
European Stock Index Fund                         59.8%
Pacific Stock Index Fund                          30.3
Emerging Markets Stock Index Fund                  9.9
-------------------------------------------------------
Total                                            100.0%

VOLATILITY MEASURES
----------------------------------------------------------
                       TOTAL INTERNATIONAL            MSCI
                               STOCK INDEX            EAFE
----------------------------------------------------------
R-Squared                             0.98            1.00
Beta                                  1.06            1.00

FINANCIAL STATEMENTS
DECEMBER 31, 1999

STATEMENT OF NET ASSETS
This Statement provides a detailed list of each fund's holdings, including each security's market value on the last day of the reporting period. European, Pacific, and Emerging Markets Stock Index Fund securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country; the Total International Stock Index Fund lists investments in shares of each Vanguard International Stock Index fund. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value
(NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

---------------------------------------------------------
                                                   MARKET
                                                   VALUE*
EUROPEAN STOCK INDEX FUND             SHARES        (000)
---------------------------------------------------------
COMMON STOCKS (99.1%)(1)
---------------------------------------------------------
AUSTRIA (0.3%)
   Bank Austria AG                   114,304    $   6,416
-  Oesterreichische
    Elektrizitaetswirtschafts AG
    Class A                           27,267        3,813
   OMV AG                             21,947        2,123
   Wienerberger
    Baustoffindustrie AG              68,950        1,492
   EA-Generali AG                      7,605        1,269
   VA Technologies AG                 12,630          829
   Austria Tabak AG                   16,016          771
   Flughafen Wien AG                  19,150          662
   Austrian Airlines AG               30,080          567
   Boehler-Uddeholm AG                11,441          525
   Mayr-Melnhof Karton AG             10,510          485
   RHI AG                             16,407          470
   Oesterreichische Brau-
    Beteiligungs AG                    9,710          389
   Lenzing AG                          4,490          243
   BWT Best Water Technology AG        1,760          236
   Bau Holding AG                      5,860          220
   Bau Holding AG Pfd.                 3,234          116
-  Austria Mikro Systeme
    International AG                   3,631          115
                                                ---------
                                                   20,741
                                                ---------
BELGIUM (1.5%)
   Fortis AG (B)                     703,890       25,271
   Electrabel SA                      50,965       16,602
   Suez Lyonnaise des Eaux            85,920       13,701
   Solvay SA                          93,312        7,669
   UCB SA                            167,250        7,217
   Groupe Bruxelles Lambert SA        32,855        6,586
   Delhaize-Le Lion SA                60,439        4,531
   Colruyt NV                         44,345        2,534
   Barco NV                           17,264        2,405
   D'Ieteren SA                        5,760        2,349
   Bekaert NV                         31,660        1,749
   Union Miniere SA                   35,481        1,373
   Glaverbel SA                       11,604          997
   Compagnie Maritime Belge
    SA (CMB)                          16,238          772
   Suez Lyonnaise-Strips VVPR         85,920            1
                                                ---------
                                                   93,757
                                                ---------
DENMARK (1.2%)
   Tele Danmark A/S                  193,112       14,280
   D/S 1912 B Shares                     995       11,660
   D/S Svendborg B Shares                689       11,415
   Novo Nordisk A/S B Shares          67,783        8,947
   Den Danske Bank A/S                62,056        6,770
   Unidanmark A/S A Shares            78,806        5,520
-  ISS International Service
    Systems A/S B Shares              31,685        2,121
   Danisco A/S                        51,005        1,979
-  Navision Software A/S              21,100        1,521
   Carlsberg A/S A Shares             31,053        1,138
   FLS Industries A/S B Shares        41,442        1,038
-  Vestas Wind Systems A/S             5,600          988

---------------------------------------------------------
                                                   MARKET
                                                   VALUE*
EUROPEAN STOCK INDEX FUND             SHARES        (000)
---------------------------------------------------------
COMMON STOCKS (99.1%)(1)
---------------------------------------------------------
   Carlsberg A/S B Shares             24,024     $    906
   William Demant A/S                  8,200          773
   Falck A/S                           6,500          679
   Bang & Olufsen Holding A/S
    B Shares                          12,715          462
   SAS Danmark A/S                    40,085          416
-  Topdanmark A/S                     16,400          323
   NKT Holding A/S                     5,512          307
   Radiometer A/S B Shares             6,676          249
-  East Asiatic Co. A/S               19,359          201
                                                ---------
                                                   71,693
                                                ---------
FINLAND (4.5%)
   Nokia Oyj                       1,096,929      197,859
   Sonera Oyj                        650,209       44,349
   UPM-Kymmene Oyj                   235,693        9,450
   Tieto Corp. B Shares               67,915        4,220
   Pohjola Group Insurance            39,288        2,363
   Sampo Insurance Co., Ltd.
    A Shares                          52,224        1,816
   Outokumpu Oyj A Shares            114,550        1,613
-  Metso Oyj                         111,504        1,442
   Kone Corp. Oyj B shares            19,044          933
   Kesko Oyj                          73,528          929
   Hartwall Oyj Abp                   63,602          918
   Metra Oyj B Shares                 36,726          681
   Rautaruuki Oyj                     95,189          663
   Raisio Group PLC                  150,524          593
   Instrumentarium Group B Shares     18,078          587
   Kemira Oyj                         92,360          560
   Finnlines Oyj                      14,719          457
   Stockmann AB Oyj A Shares          24,500          393
   Amer Group Ltd.                    19,220          388
   Stockmann AB Oyj B Shares          26,530          380
   Uponor Oyj                         20,965          370
   Metra Oyj A Shares                 12,470          228
   Sanitec Oyj                         4,578           56
                                                ---------
                                                  271,248
                                                ---------
FRANCE (14.5%)
   France Telecom SA                 924,505      121,667
   Total Fina SA B Shares            669,068       88,856
   Carrefour SA                      312,673       57,382
   L'Oreal SA                         61,989       49,488
   Vivendi                           535,339       48,104
   AXA SA                            319,331       44,297
   Aventis SA                        720,381       41,662
   Alcatel                           180,106       41,159
   LVMH Moet Hennessy Louis
    Vuitton SA                        88,823       39,591
   Banque Nationale de Paris SA      415,471       38,145
   Pinault-Printemps-Redoute SA      107,100       28,125
-  Sanofi-Synthelabo SA              657,740       27,254
   Societe Generale SA                95,762       22,172
   Cap Gemini SA                      69,450       17,542
   Bouygues SA                        25,976       16,429
   Canal Plus SA                     111,876       16,203
   Groupe Danone SA                   65,711       15,412
   Suez Lyonnaise des Eaux            96,605       15,405
   Cie. de St. Gobain SA              77,398       14,484
   L'Air Liquide SA (Registered)      75,945       12,651
   Lafarge SA                         97,001       11,239
   Schneider Electric SA             143,441       11,207
   PSA Peugeot Citroen SA             40,624        9,178
   Accor SA                          169,680        8,158
   Etablissements Economiques du
    Casino Guichard-Perrachon SA      66,679        7,599
   Dassault Systemes SA              104,074        6,749
   Sagem SA                            9,615        6,650
   Lagardere SCA                     108,806        5,889
   Valeo SA                           73,465        5,640
   Sodexho Alliance SA                30,463        5,365
   Pechiney SA A Shares               71,173        5,061
   Thomson-CSF SA                    146,757        4,823
   Cie. Generale des Etablissements
    Michelin SA B Shares             118,573        4,635
   Usinor Sacilor SA                 226,258        4,230
   Sidel SA                           29,442        3,025
   Essilor International SA            9,496        2,932
   Pernod Ricard SA                   50,618        2,882
   Publicis SA                         7,378        2,773
   Societe BIC SA                     49,221        2,229
   Imerys                             13,777        2,044
   Eridania Beghin-Say SA             17,348        1,857
-  Club Mediterranee SA               14,610        1,681
   Simco SA                           20,587        1,658
   Group Pour L'Finance
    D'Construction                    13,541        1,520
   Cie. Francaise d'Etudes
    et de Construction SA             14,415        1,471
   Groupe GTM                         13,763        1,331
   Etablissements Economiques du
    Casino Guichard-Perrachon
    SA Pfd.                           16,668        1,279
   Coflexip SA                        14,908        1,078
   Zodiac SA                           4,735          996
   Groupe SEB SA                      13,427          942
   Cie. Parisienne de
    Reescompte SA                     20,693          819
   Nord-Est SA                        16,628          452
   Chargeurs SA                        3,410          191
   Elf Aquitaine SA                        6            1
                                                ---------
                                                  883,612
                                                ---------
GERMANY (15.7%)
   Deutsche Telekom AG             2,738,518      194,882
   Mannesmann AG                     454,426      110,224
   Allianz AG                        221,483       74,146
   Siemens AG                        534,672       68,060
   Deutsche Bank AG                  570,674       47,898
   DaimlerChrysler AG                568,958       43,911
   Muenchener
    Rueckversicherungs-
    Gesellschaft AG (Registered)     159,943       40,799
   Bayer AG                          663,541       31,325
   BASF AG                           562,007       28,841
   SAP AG                             55,275       27,092
   Dresdner Bank AG                  480,887       26,510
   Bayerische Hypo-und
    Vereinsbank AG                   384,988       26,240
   DaimlerChrysler AG ADR            327,337       25,614
   SAP AG Pfd.                        39,531       23,734
   Veba AG                           451,391       21,920

---------------------------------------------------------
                                                   MARKET
                                                   VALUE*
                                      SHARES        (000)
---------------------------------------------------------
   RWE AG                            428,413   $   16,661
   Volkswagen AG                     279,146       15,604
-  Thyssen Krupp AG                  464,356       14,033
   Metro AG                          243,226       13,018
   Viag AG                           627,725       11,451
   Deutsche Lufthansa AG             341,411        8,110
   Preussag AG                       137,754        7,813
   Schering AG                        60,864        7,372
   EM.TV & Merchandising AG          106,350        6,822
   Fresenius Medical Care AG          69,800        6,080
   WCM Beteiligungs-und
    Grundbesitz AG                   143,650        5,543
   Heidelberger Zement AG             69,058        5,341
   Linde AG                           97,035        5,340
   Beiersdorf AG                      73,106        4,885
   Merck KGaA                        147,731        4,561
   Karstadt Quelle AG                101,316        4,056
   Man AG                             97,767        3,611
   Adidas-Salomon AG                  41,191        3,068
   Volkswagen AG Pfd.                 88,722        2,828
   Hochtief AG                        62,078        2,302
   Gehe AG                            57,150        2,205
   RWE AG Pfd.                        70,046        2,148
   Continental AG                    104,237        2,074
   Douglas Holding AG                 30,153        1,292
   Dyckerhoff AG Pfd.                 39,302        1,198
-  SGL Carbon AG                      18,041        1,194
   Kamps AG                           16,250        1,116
   Man AG Pfd.                        32,392          714
   Buderus AG                         41,782          704
   Bilfinger & Berger Bau AG          28,568          618
   Metro AG Pfd.                      20,068          604
   Friederich Grohe AG Pfd.            1,971          587
   AGIV AG                            31,794          572
-  Kloeckner-Humbolt-Deutz AG         58,773          342
   Fag Kugelfischer Georg
    Schaefer AG                       38,118          340
   Rheinmetall AG                     21,903          330
-  Brau und Brunnen AG                 5,698          268
   Salamander AG                      21,530          259
   Rheinmetall AG Pfd.                19,831          209
   IWKA AG                             8,400          176
   Escada AG                             865          113
   Escada AG Pfd.                        930          104
   Holsten-Brauerei AG                 2,600           44
   Heidelberger Zement AG VVPR
    STRIP NPV                         23,295            2
                                                ---------
                                                  956,908
                                                ---------
IRELAND (0.6%)
   Allied Irish Banks PLC            842,629        9,561
   Eircom PLC                      1,962,000        8,358
   CRH PLC                           346,806        7,439
   Jefferson Smurfit Group PLC       919,816        2,766
   Irish Life & Permanent PLC        279,997        2,638
   Kerry Group PLC A Shares          147,784        1,763
-  Ryanair Holdings PLC              145,972        1,587
   Independent News & Media PLC      202,781        1,323
   Waterford Wedgewood PLC           632,017          640
   DCC PLC                            85,354          633
   Fyffes PLC                        262,415          526
   Greencore Group PLC               170,670          522
   Jurys Hotel Group PLC              49,372          364
-  Tullow Oil PLC                    258,817          335
   Irish Continental Group PLC        28,736          294
                                                ---------
                                                   38,749
                                                ---------
ITALY (6.5%)
   Telecom Italia Mobile SpA       6,054,714       67,301
   Telecom Italia SpA              3,394,268       47,629
   Ente Nazionale
    Idrocarburi SpA                7,326,685       40,096
   Assicurazioni Generali SpA      1,256,340       41,302
-  Enel SpA                        6,714,053       27,995
   San Paolo-IMI SpA               1,499,832       20,279
   Mediaset SpA                    1,072,568       16,599
   Banco Intesa SpA                3,691,019       14,909
-  Olivetti SpA                    4,408,472       12,704
   Fiat SpA                          354,228       10,066
   Banca di Roma SpA               6,791,100        8,685
   Telecom Italia Mobile
    SpA Risp.                      1,606,777        7,618
   Riunione Adriatica di
    Sicurta SpA                      685,213        6,841
   Pirelli SpA                     2,360,288        6,447
   Telecom Italia SpA Risp.          921,155        5,586
   Montedison SpA                  2,853,174        4,647
   Benetton Group SpA              1,884,116        4,306
   Mondadori (Arnoldo)
    Editore SpA                      123,266        3,892
   Alitalia SpA                    1,480,087        3,509
   Banco Popolare di Milano SpA      429,100        3,325
   Autogrill SpA                     244,600        3,065
   Italgas SpA                       758,619        2,859
   Parmalat Finanziaria SpA        2,037,326        2,593
   Bulgari SpA                       283,435        2,534
   Banca Intesa Non-Conv Risp.     1,230,820        2,492
   Italcementi SpA                   206,020        2,478
   Fiat SpA Pfd.                     153,889        2,213
   Banca Commerciale
    Italiana SpA                     389,076        2,106
   La Rinascente SpA                 311,622        1,990
   Fiat SpA Risp.                    121,718        1,781
   Societa Assicuratrice
    Industriale SpA                  156,288        1,740
   Magneti Marelli SpA               397,703        1,511
   Societa Assicuratrice
    Industriale SpA Risp.            288,627        1,429
   Sirti SpA                         357,500        1,272
   Burgo (Cartiere) SpA              179,400        1,176
   SNIA BPD SpA                    1,031,348        1,104
   Italcementi SpA Risp.             218,375          948
   Montedison SpA Risp.              966,644          920
   Impregilo SpA                   1,331,584          817
   Marzotto & Figli SpA              114,128          812
   La Rinascente SpA Pfd.            172,797          745
   La Rinascente SpA Risp.           200,493          699
-  Banca Intesa Put Warrants
    Exp. 11/15/2002                  389,076          679
   Cementir SpA                      512,983          653
   Reno De Medici SpA                219,226          593
-  Beni Stabili SpA                1,525,832          535

---------------------------------------------------------
                                                   MARKET
                                                   VALUE*
EUROPEAN STOCK INDEX FUND             SHARES        (000)
---------------------------------------------------------
   Pirelli SpA Risp.                 292,300     $    527
   SNIA SpA                          591,720          466
   Danieli & Co. SpA                  54,090          304
   Marzotto & Figli SpA Risp.         24,250          191
   Danieli & Co. SpA Risp.            75,500          185
                                                ---------
                                                  395,153
                                                ---------
NETHERLANDS (8.5%)
   Royal Dutch Petroleum Co.       1,930,636      117,750
   ING Groep NV                      873,224       52,462
   Aegon NV                          520,327       50,014
   Koninklijke KPN NV                427,838       41,553
   Philips Electronics NV            305,737       41,369
   STMicroelectronics NV             260,290       39,864
   ABN-AMRO Holding NV             1,381,830       34,348
   Unilever NV                       515,604       28,341
   Koninklijke Ahold NV              591,488       17,424
-  ASM Lithography Holding NV        125,281       13,850
   Heineken NV                       281,965       13,684
   Akzo Nobel NV                     266,312       13,293
   TNT Post Group NV                 432,892       12,344
   Wolters Kluwer NV                 248,154        8,357
   Getronics NV                      101,513        8,058
   Aegon NV ARS                       80,913        7,727
   Elsevier NV                       586,265        6,969
-  Baan Co. NV                       191,561        2,694
   Hagemeyer NV                       97,946        2,257
   KLM Royal Dutch Airlines NV        52,968        1,354
   Oce NV                             67,724        1,139
   Buhrmann NV                        70,829        1,061
   Vedior NV                          86,632          886
-  Koninklijke Vopak NV               35,324          836
   IHC Caland NV                      20,975          762
   Nedlloyd Groep NV                  19,669          548
   Stork NV                           29,150          424
   Hollandsche Beton Groep NV         29,230          278
                                                ---------
                                                  519,646
                                                ---------
NORWAY (0.6%)
   Norsk Hydro ASA                   238,742        9,981
   Orkla ASA A Shares                187,766        3,224
   Christiania Bank Og
    Kreditkasse ASA                  599,210        2,945
   DNB Holding ASA                   681,405        2,789
-  Storebrand ASA                    231,551        1,758
-  Petro Geo-Services ASA             89,843        1,599
   Norske Skogindustrier ASA
    A Shares                          27,148        1,412
   Tomra Systems ASA                  75,760        1,282
   Merkantildata ASA                 102,503        1,237
   Schibsted ASA                      64,468        1,195
-  NCL Holdings ASA                  216,265          931
   Bergesen D.Y. ASA A Shares         50,294          914
-  Kvaerner ASA                       43,313          911
   Elkem ASA                          36,966          851
   Bergesen D.Y. ASA B Shares         27,292          465
   Hafslund ASA A Shares              75,421          454
   SAS Norge ASA B Shares             41,605          450
   Norske Skogindustrier ASA
    B Shares                           9,721          408
-  Proxima ASA                        45,955          320
   Lief Hoegh & Co. ASA               24,729          292
   Smedvig ASA A Shares               22,638          282
-  Kvaerner ASA B Shares              14,970          263
   Smedvig ASA B Shares               19,806          210
   Hafslund ASA B Shares              39,258          151
   Unitor ASA                         20,218          151
                                                ---------
                                                   34,475
                                                ---------
PORTUGAL (0.7%)
   Portugal Telecom SA
    (Registered)                     915,590        9,994
   Electricidade de Portugal SA      516,083        8,964
   Banco Espirito Santo SA           153,403        4,290
   Sonae SGPS SA                      69,557        3,653
   Banco Comercial Portugues SA      566,545        3,129
   Banco Comercial Portugues SA
    8% Cvt. Pfd. Series A             27,639        2,888
   Jeronimo Martins & Filho,
    SGPS, SA                          91,781        2,337
   Brisa-Auto Estradas de
    Portugal, SA                     268,375        2,050
   Cimpor-Cimento de Portugal SA     113,549        1,878
   Portucel Industrial-Empresa
    Productora de Cellulosa SA       113,452          777
   Companhia de
    Seguros Tranquilidade             14,464          441
   Cin-Corporacao Industrial do
    Norte SA                          13,938          340
   Unicer-Uniao Cervejeira SA         16,418          324
   Corticeira Amorin SA               24,113          236
   Inapa-Investimentos
    Participacoes e Gestao SA         26,269          214
   Efacec-Empresa Fabrilde
    Maquinas Electricas SA            29,500          170
   Engil-SGPS                         13,150          124
   Sociedade Construcoes Soares
    da Costa SA                       15,933           49
   Efacec-Empresa Fabrilde
    Maquinas Electricas SA
    1999 New Shares                    1,957           11
                                                ---------
                                                   41,869
                                                ---------
SPAIN (4.0%)
-  Telefonica SA                   2,903,277       72,167
   Banco Santander Central
    Hispano, SA                    3,408,848       38,404
   Banco Bilbao Vizcaya SA         1,960,066       27,779
   Repsol SA                       1,027,371       23,705
   Endesa SA                         947,485       18,718
   Argentaria SA                     500,832       11,711
   Iberdrola SA                      794,203       10,953
   Gas Natural SDG SA                405,985        9,306
   Altadis SA                        399,324        5,672
   Union Electrica Fenosa SA         259,757        4,515
   Corporacion Financiera Alba SA     69,290        2,359
   Fomento de Construc y Contra SA   106,264        2,151
   Acerinox SA                        52,530        2,085
   Autopista Concesionaria
    Espanola SA                      212,257        2,053
-  Sol Melia SA                      146,793        1,655
   Sociedad General de Aguas de
    Barcelona SA                     104,100        1,517
   Grupo Dragados SA                 139,638        1,226

---------------------------------------------------------
                                                   MARKET
                                                   VALUE*
                                      SHARES        (000)
---------------------------------------------------------
   ACS, Actividades de
    Construccion y Servicios, SA      44,697     $  1,055
   Azucarera Ebro Agricolas SA        63,494          922
   Corporacion Mapfre SA              56,287          921
-  TelePizza, SA                     206,450          869
   Zardoya Otis SA                    88,260          864
   Vallehermoso SA                   116,541          815
   Metrovacesa SA                     45,343          782
   Cortefiel, SA                      24,300          633
   Portland Valderrivas SA            21,444          557
   Prosegur Cia de Seguridad SA
    (Registered)                      54,600          487
-  Asturiana de Zinc, SA              31,700          407
   Empresa Nacional Compania de
    Celulosas SA                      20,150          401
   Immobiliaria Urbis SA              87,360          394
   Viscofan Industria Navarra de
    Envolturas Celulosicas SA         50,620          392
   Uralita SA                         47,564          334
-  El Aguila SA                       38,608          314
-  Puleva SA                         188,086          275
   Fabrica Espanola de Productos
    Quimicos y Farmaceuticos, SA      23,400          226
-  Ercros SA                         233,502          110
                                                ---------
                                                  246,734
                                                ---------
SWEDEN (4.0%)
   LM Ericsson Telephone AB
    B Shares                       1,762,832      112,872
   Hennes & Mauritz AB B Shares      746,744       24,912
   Skandia Forsakrings AB            457,841       13,773
   Electrolux AB Series B            327,833        8,212
   Svenska Handelsbanken AB
    A Shares                         639,652        8,012
   ForeningsSparbanken AB            503,853        7,372
   Volvo AB B Shares                 265,285        6,832
   Skandinaviska Eeskilda Banken
    AB A Shares                      664,819        6,693
-  NetCom AB B Shares                 92,798        6,496
   Svenska Cellulosa AB B Shares     196,781        5,805
   Sandvik AB A Shares               167,415        5,223
   Securitas AB B shares             284,561        5,130
   WM-Data AB B Shares                65,884        4,057
   Skanska AB B Shares                98,648        3,661
   Atlas Copco AB A Shares           120,590        3,550
   Volvo AB A Shares                 113,160        2,848
   OM Gruppen AB                      97,925        2,121
   Gambro AB                         211,700        1,896
   Sandvik AB B Shares                59,013        1,872
   Atlas Copco AB B Shares            55,630        1,576
   SKF AB B Shares                    59,388        1,439
   Swedish Match AB                  382,202        1,329
   Assidoman AB                       80,100        1,299
   Drott AB B Shares                 108,358        1,230
   Svenska Handelsbanken AB
    B Shares                         102,000        1,200
   Svenskt Stal AB (SSAB)-
    Series A                          75,609        1,168
   SKF AB A Shares                    41,840          960
   Trelleborg AB B Shares            105,198          942
   Granges AB                         36,646          761
   Gambro AB B Shares                 70,300          634
   Diligentia AB                      64,385          528
   Svenskt Stal AB (SSAB)-Series B    29,833          437
   Esselte AB B Shares                19,680          149
   Esselte AB A Shares                17,160          129
                                                ---------
                                                  245,118
                                                ---------
SWITZERLAND (8.5%)
   Novartis AG (Registered)           65,033       94,986
   Roche Holding AG                    6,330       74,739
   Nestle SA (Registered)             35,512       64,713
   UBS AG                            196,603       52,813
   Credit Suisse Group AG
    (Registered)                     248,243       49,083
-  ABB Ltd.                          268,176       32,627
   Swisscom AG                        66,031       26,565
   Schweizerische
    Rueckversicherungs-
    Gesellschaft                      12,990       26,544
   Zurich Allied AG                   44,096       25,013
   Roche Holding AG (Bearer)           1,441       23,406
   Adecco SA (Bearer)                 15,190       11,767
   Holderbank Financiere Glarus AG
    (Bearer)                           4,679        6,372
   Alusuisse-Lonza Group AG
    (Registered)                       5,548        4,069
   The Swatch Group AG (Bearer)        3,129        3,585
-  Lonza AG                            5,041        3,048
   Holderbank Financiere Glarus AG
    (Registered)                       8,432        2,976
   The Swatch Group AG
    (Registered)                      12,486        2,894
   Sulzer AG (Registered)              3,235        2,092
   Sairgroup                           9,367        1,876
   Kuoni Reisen Holding AG
    (Registered)                         290        1,198
-  SGS Societe Generale de
    Surveillance Holding SA (Bearer)     870        1,103
   Georg Fischer AG (Registered)       3,043        1,046
   Schindler Holding AG (Registered)     636        1,013
   Valora Holding AG                   3,767        1,003
   Sika Finanz AG (Bearer)             2,261          735
   Schindler Holding AG (Ptg. Ctf.)      443          706
   Forbo Holding AG (Registered)       1,423          667
   Grands Magasins Jelmoli SA
    (Bearer)                             503          597
   Moevenpick Holding AG (Bearer)      1,100          543
-  SGS Societe Generale de
    Surveillance Holding SA
    (Registered)                       1,617          496
   Grands Magasins Jelmoli SA
    (Registered)                       1,363          315
                                                ---------
                                                  518,590
                                                ---------
UNITED KINGDOM (28.0%)
   BP Amoco PLC                   16,944,420      170,001
   British Telecommunications
    PLC                            5,720,536      139,496
   HSBC Holdings PLC               7,521,372      104,615
   Glaxo Wellcome PLC              3,205,812       90,419
   Vodafone Airtouch PLC          15,057,072       74,441
   AstraZeneca Group PLC           1,578,608       65,336

---------------------------------------------------------
                                                   MARKET
                                                   VALUE*
EUROPEAN STOCK INDEX FUND             SHARES        (000)
---------------------------------------------------------
   SmithKline Beecham PLC          4,955,677    $  63,098
   Lloyds TSB Group PLC            4,887,161       61,005
   Vodaphone Airtouch PLC ADR      1,177,400       58,281
   Marconi PLC                     2,360,128       41,671
   Barclays PLC                    1,336,148       38,375
   Prudential PLC                  1,720,448       33,829
   Diageo PLC                      3,066,851       24,615
   British Sky Broadcasting
    Group PLC                      1,516,781       24,361
   Halifax PLC                     2,022,270       22,375
   Rio Tinto PLC                     919,449       22,154
   Abbey National PLC              1,312,327       20,939
   BG PLC                          3,107,953       20,036
   Unilever PLC                    2,582,507       18,959
   CGU PLC                         1,152,815       18,535
   Tesco PLC                       6,005,237       18,220
   Invensys PLC                    3,300,793       17,928
   Reuters Group PLC               1,262,591       17,287
   Pearson PLC                       532,630       17,203
   British Aerospace PLC           2,581,531       17,059
   Granada Group PLC               1,631,646       16,502
   Allied Zurich PLC               1,392,140       16,368
   Royal Bank of Scotland
    Group PLC                        809,419       14,324
   Kingfisher PLC                  1,197,561       13,260
   The Sage Group PLC              1,078,150       13,128
   Marks & Spencer PLC             2,567,913       12,199
   Legal & General Group PLC       4,469,816       12,139
   Hays PLC                          742,329       11,797
-  Arm Holdings PLC                  168,475       11,342
   British American Tobacco PLC    1,939,446       10,995
   Cadbury Schweppes PLC           1,823,234       10,990
   WPP Group PLC                     662,857       10,480
   Bass PLC                          810,033       10,059
   Centrica PLC                    3,542,007       10,019
   National Grid Group PLC         1,286,500        9,766
   GKN PLC                           621,220        9,762
   J. Sainsbury PLC                1,716,042        9,659
   3i Group PLC                      540,269        9,622
   The Peninsular & Oriental Steam
    Navigation Co.                   572,380        9,530
   Rentokil Initial PLC            2,590,505        9,425
   BOC Group PLC                     420,914        9,023
   Logica PLC                        350,221        9,014
   Dixons Group PLC                  372,904        8,949
   Compass Group PLC                 593,331        8,128
   Boots Co. PLC                     825,152        8,006
   Misys PLC                         497,249        7,734
   Scottish Power PLC              1,005,784        7,603
   Railtrack Group PLC               448,123        7,511
   Reed International PLC            978,004        7,306
-  Corus Group PLC                 2,794,505        7,251
   Sema Group PLC                    398,304        7,151
   Amvesco PLC                       606,622        7,039
   EMI Group PLC                     696,498        6,820
   Imperial Chemical
    Industries PLC                   644,708        6,811
   BAA PLC                           933,844        6,547
   British Airways PLC               957,568        6,235
   National Power PLC              1,065,518        6,157
   Schroders PLC                     277,563        5,574
   Land Securities PLC               497,234        5,562
   Carlton Communications PLC        559,495        5,438
   Great Universal Stores PLC        888,680        5,185
   United Utilities PLC              470,463        4,879
-  Canary Wharf Finance PLC          766,245        4,755
   Hanson PLC                        567,374        4,746
   Scottish Power PLC ADR            154,280        4,320
   Hilton Group PLC                1,314,810        4,201
   Electrocomponents PLC             367,235        4,057
   Blue Circle Industries PLC        698,791        4,052
   Smiths Industries PLC             267,557        3,989
   Wolseley PLC                      502,833        3,848
   Thames Water PLC                  304,159        3,785
   Capita Group PLC                  208,603        3,782
   Stagecoach Holdings PLC         1,398,212        3,594
   Nycomed Amersham PLC              576,087        3,579
   British Land Co., PLC             479,543        3,169
   RMC Group PLC                     230,019        3,151
   TI Group PLC                      408,676        3,129
   BP Amoco PLC ADR                   52,200        3,096
   BBA Group PLC                     364,443        2,937
   Smith & Nephew PLC                861,014        2,886
   Psion PLC                          63,202        2,750
   Williams PLC                      595,916        2,706
   Arjo Wiggins Appleton PLC         740,517        2,685
   Burmah Castrol PLC                135,108        2,461
   Tate & Lyle PLC                   377,437        2,421
   Airtours PLC                      393,447        2,410
   Ocean Group PLC                   125,712        2,340
   Lasmo PLC                       1,217,288        2,310
   MEPC PLC                          303,931        2,278
   Racal Electronics PLC             254,549        2,277
   Rank Group PLC                    696,466        2,200
   Anglian Water PLC                 227,895        2,075
   Slough Estates PLC                359,557        2,043
   FKI PLC                           523,008        2,023
   Bunzl PLC                         368,803        2,021
   Johnson Matthey PLC               167,326        1,861
   London Bridge Software
    Holdings PLC                      26,219        1,845
   Hammerson PLC                     266,706        1,827
   SSL International PLC             127,406        1,610
   United Biscuits Holdings PLC      363,959        1,555
-  Eidos PLC                          16,956        1,485
   Rexam PLC                         335,875        1,353
   IMI PLC                           308,224        1,331
   Pilkington PLC                    886,300        1,207
   The Berkeley Group PLC            104,265        1,197
   Caradon PLC                       450,793        1,126
   Barratt Developments PLC          227,724        1,057
-  Celltech Chiroscience PLC         121,105        1,033
   De La Rue PLC                     179,877        1,000
   Unigate PLC                       195,802          978
   Meyer International PLC           123,843          767
   Taylor Woodrow PLC                346,239          753
   Amec PLC                          169,227          668
   Lex Service PLC                    98,971          593
   George Wimpey PLC                 267,413          478
   Jarvis PLC                        132,291          469

---------------------------------------------------------------------------------------------
                                                                                MARKET
                                                                                VALUE*
                                                            SHARES               (000)
---------------------------------------------------------------------------------------------
BICC PLC                                                   298,957         $         439
Hepworth PLC                                               135,402                   413
Coats Viyella PLC                                          415,032                   274
                                                                            -----------------
                                                                               1,712,922
                                                                            -----------------
---------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (COST $3,876,007)                                                          6,051,215
---------------------------------------------------------------------------------------------
                                                              FACE
                                                            AMOUNT
                                                             (000)
---------------------------------------------------------------------------------------------
CORPORATE BONDS
---------------------------------------------------------------------------------------------
BG Transco Holdings PLC
    4.187%, 12/14/2022          GBP                            445                  720
BG Transco Holdings PLC
    7.00%, 12/16/2024           GBP                            445                  698
BG Transco Holdings PLC
(3) 7.06%, 6/14/2000            GBP                            445                  722
---------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
    (COST $2,183)                                                                  2,140
---------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (6.5%)(1)
---------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP.
(2) 5.67%, 2/3/2000                                      $     500                   497
FEDERAL NATIONAL MORTGAGE ASSN.
(2) 5.64%, 1/18/2000                                         2,500                 2,494
REPURCHASE AGREEMENTS
Deutsche Bank Securities Inc.
    (Dated 12/31/1999,
    Repurchase Value $320,108,000
    Collateralized by Federal Home Loan
       Mortgage Corp. 5.851%, 2/15/2000)
    4.05%, 1/3/2000                                         39,400                39,400
    4.05%, 1/3/2000--Note G                                280,600               280,600
Collateralized by U.S. Government
    Obligations in a Pooled
    Cash Account
    3.25%, 1/3/2000                                          8,867                 8,867
    3.47%, 1/3/2000--Note G                                 60,985                60,985
---------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
    (COST $392,843)                                                              392,843
---------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (105.6%)
    (COST $4,271,033)                                                          6,446,198
---------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-5.6%)
---------------------------------------------------------------------------------------------
Other Assets--Note B                                                              34,371
Security Lending Collateral Payable
    to Brokers--Note G                                                          (341,585)
Other Liabilities                                                                (32,744)
                                                                          -------------------
                                                                                (339,958)
---------------------------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------------------------
Applicable to 211,839,214 outstanding
    $.001 par value shares of beneficial
    interest (unlimited authorization)                                        $6,106,240
=============================================================================================

NET ASSET VALUE PER SHARE                                                         $28.82
---------------------------------------------------------------------------------------------
 *See Note A in Notes to Financial Statements.
 -Non-Income-Producing Security.
(1)The fund invests a portion of its cash
   reserves in equity  markets through the use
   of index futures contracts. After giving
   effect to futures investments, the fund's
   effective common stock and temporary cash
   investment positions represent 99.7% and
   5.9%, respectively, of net assets.
   See Note E in Notes to Financial Statements.
(2)Securities with an aggregate value of
   $2,991,000 have been segregated as initial
   margin for open futures contracts.
(3)Adjustable Rate Security.
ADR--American Depositary Receipt.
ARS--American Registered Share.
GBP--Great Britain Pound.
(Ptg. Ctf.)--Participating Certificate.



---------------------------------------------------------------------------------------------
  AT DECEMBER 31, 1999, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------------------------
                                                            AMOUNT                  PER
                                                             (000)                SHARE
---------------------------------------------------------------------------------------------
  Paid in Capital                                        $3,944,658               $18.62
  Overdistributed Net Investment
    Income--Note F                                          (23,035)                (.11)
  Accumulated Net Realized
    Gains--Note F                                            8,378                   .04
  Unrealized Appreciation
    (Depreciation)--Note E
    Investment Securities                                2,175,165                 10.27
    Futures Contracts                                        1,167                    --
    Foreign Currencies and
       Forward Currency Contracts                              (93)                   --
---------------------------------------------------------------------------------------------
  NET ASSETS                                            $6,106,240                $28.82
---------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------
                                                                                MARKET
                                                                                VALUE*
PACIFIC STOCK INDEX FUND                                   SHARES               (000)
---------------------------------------------------------------------------------------------
COMMON STOCKS (98.2%)(1)
---------------------------------------------------------------------------------------------
AUSTRALIA (7.2%)
    Telstra Corp. Ltd.                                   4,662,402           $ 25,261
    National Australia Bank Ltd.                         1,142,663              17,421
    Broken Hill Proprietary Co. Ltd.                     1,294,187              16,938
    News Corp. Ltd.                                      1,518,137              14,692
    News Corp. Ltd. Pfd.                                 1,590,475              13,581
    Westpac Banking Corp., Ltd.                          1,446,719               9,946
    AMP Ltd.                                               900,582               9,918
    WMC Ltd.                                               846,779               4,654
    Westfield Trust (Units)                              2,365,005               4,627
    Rio Tinto Ltd.                                         213,069               4,562
    Brambles Industries Ltd.                               157,048               4,329
    Coles Myer Ltd.                                        829,854               4,272
    Colonial Ltd.                                          954,972               4,255
-   Telstra Corp. Ltd.
      Insured Receipt                                    1,104,000               3,879
    Foster's Brewing Group Ltd.                          1,209,751               3,459
    Woolworths Ltd.                                        803,951               2,757
    Suncorp-Metway Ltd.                                    476,851               2,562
    Amcor Ltd.                                             470,633               2,197
    Coca-Cola Amatil Ltd.                                  761,453               2,073
    CSR Ltd.                                               747,710               1,810
    Pioneer International Ltd.                             596,220               1,791
    Stockland Trust Group Ltd.                             851,146               1,782
    Wesfarmers Ltd.                                        200,668               1,651
    Southcorp Ltd.                                         463,496               1,629
    Tabcorp Holdings Ltd.                                  225,913               1,525
    QBE Insurance Group Ltd.                               321,152               1,492
    CSL Ltd.                                                95,931               1,375
    North Ltd.                                             552,400               1,298
    Australian Gas Light Co., Ltd.                         220,758               1,291
    MIM Holdings Ltd.                                    1,251,667               1,286
    Boral Ltd.                                             757,896               1,170
    Orica Ltd.                                             203,871               1,095
    Pacific Dunlop Ltd.                                    774,586               1,093
    Santos Ltd.                                            396,769               1,077
    Howard Smith Ltd.                                      151,656               1,032
    Normandy Mining Ltd.                                 1,319,690                 933
    British American Tobacco
      Australasia Ltd.                                     101,603                 907
    AMP Group Finance Services
      Ltd. Income Security                                  14,015                 854
    Hardie (James) Industries Ltd.                         283,372                 740
    Leighton Holdings Ltd.                                 184,050                 711
    Goodman Fielder Ltd.                                   761,142                 677
    F.H. Faulding & Co., Ltd.                               97,637                 639
-   Newcrest Mining Ltd.                                   185,214                 630
    Futuris Corp., Ltd.                                    443,640                 621
    Westralian Sands Ltd.                                  220,483                 583
    Mayne Nickless Ltd.                                    212,081                 545
    Email Ltd.                                             245,833                 389
    Delta Gold NL                                          165,500                 252
    Sons of Gwalia Ltd.                                     74,209                 248
    David Jones Ltd.                                       252,932                 228
    Metal Manufactures Ltd.                                141,300                 208
    Resolute Ltd.                                          111,700                  28
                                                                          -------------
                                                                               182,973
                                                                          -------------
HONG KONG (7.0%)
    Hutchison Whampoa Ltd.                               2,870,000              41,720
    Cable & Wireless HKT Ltd.                            9,142,831              26,405
    Cheung Kong Holdings Ltd.                            1,740,000              22,104
    Sun Hung Kai Properties Ltd.                         1,805,400              18,812
    Hang Seng Bank Ltd.                                  1,433,000              16,360
    CLP Holdings Ltd.                                    1,752,500               8,071
    Swire Pacific Ltd. A Shares                          1,130,500               6,675
    Hong Kong & China Gas
      Co., Ltd.                                          3,385,311               4,638
    Cathay Pacific Airways Ltd.                          2,499,000               4,452
    Johnson Electric Holdings Ltd.                         687,500               4,413
    Wharf Holdings Ltd.                                  1,768,314               4,106
    New World Development
      Co., Ltd.                                          1,595,797               3,593
    Bank of East Asia Ltd.                               1,020,333               2,835
    Television Broadcasts Ltd.                             327,000               2,229
    Shangri-La Asia Ltd.                                 1,545,744               1,770
    Hang Lung Development
      Co., Ltd.                                          1,351,000               1,529
    South China Morning Post Ltd.                        1,269,000               1,094
    Hysan Development Co., Ltd.                            837,211               1,061
    Wing Lung Bank Ltd.                                    172,728                 700
    Miramar Hotel & Investment Ltd.                        512,000                 550
    Giordano International Ltd.                            502,000                 517
    Varitronix International Ltd.                          208,000                 479
-   Hong Kong and Shanghai
      Hotels Ltd.                                          699,000                 463
    Hopewell Holdings Ltd.                                 551,400                 328
    Hong Kong Aircraft &
      Engineering Co., Ltd.                                162,800                 270
    Tai Cheung Holdings Ltd.                             1,005,000                 243
-   Regal Hotels International
      Holdings Ltd.                                      3,068,800                 229
    Shun Tak Holdings Ltd.                               1,116,000                 212
-   Oriental Press Group Ltd.                            1,238,000                 158
    Elec & Eltek International
      Holdings Ltd.                                        717,000                 134
    Hong Kong Construction
      Holdings Ltd.                                        337,000                 122
-   i-CABLE Communications Ltd.                              4,155                   6
-   Peregrine Investment
      Holdings Ltd.                                        293,200                   0
                                                                          -------------
                                                                               176,278
                                                                          -------------
JAPAN (80.3%)
    Nippon Telegraph and
      Telephone Corp.                                        9,414             160,954
    Toyota Motor Corp.                                   2,778,000             134,347
    Softbank Corp.                                          79,100              75,580
    Fujitsu Ltd.                                         1,429,000              65,059
    The Bank of Tokyo-
      Mitsubishi Ltd.                                    3,457,000              48,095
    Sony Music Entertainment                               191,700              47,385
    Matsushita Electric Industrial
      Co., Ltd.                                          1,525,000              42,165
    Sony Corp.                                             140,900              41,710
    Murata Manufacturing Co., Ltd.                         176,000              41,268
    Hitachi Ltd.                                         2,465,000              39,496
    Kyocera Corp.                                          139,700              36,169
    Rohm Co., Ltd.                                          87,900              36,069
    Ito-Yokado Co., Ltd.                                   306,000              33,184
    Takeda Chemical Industries Ltd.                        657,000              32,415
    NEC Corp.                                            1,200,000              28,548

---------------------------------------------------------------------------------------------
                                                                               MARKET
                                                                               VALUE*
                                                    SHARES                      (000)
---------------------------------------------------------------------------------------------
    Nomura Securities Co., Ltd.                          1,526,000           $  27,507
    Tokyo Electric Power Co.                             1,011,800              27,085
    Honda Motor Co., Ltd.                                  721,000              26,768
    Canon, Inc.                                            643,000              25,505
    Fuji Bank Ltd.                                       2,540,000              24,642
    Fanuc Co., Ltd.                                        176,200              22,396
    Sharp Corp.                                            830,000              21,205
    Sumitomo Bank Ltd.                                   1,499,000              20,489
    Advantest Corp.                                         74,100              19,547
    Secom Co., Ltd.                                        171,000              18,795
    Industrial Bank of Japan Ltd.                        1,953,000              18,794
    Toshiba Corp.                                        2,385,000              18,175
    Tokyo Electron Ltd.                                    128,630              17,594
    Nintendo Co.                                           105,000              17,419
    Sakura Bank Ltd.                                     3,006,681              17,390
    Takefuji Corp.                                         129,500              16,182
    East Japan Railway Co.                                   2,967              15,972
    Daiwa Securities Group Inc.                          1,018,000              15,903
    Denso Corp.                                            666,000              15,877
    Fuji Photo Film Co., Ltd.                              383,000              13,957
    Bridgestone Corp.                                      630,500              13,860
    Tokio Marine & Fire
      Insurance Co.                                      1,163,000              13,578
    Shin-Etsu Chemical Co., Ltd.                           302,000              12,982
    Kao Corp.                                              455,000              12,958
    Kansai Electric Power Co., Inc.                        740,600              12,887
    Asahi Bank Ltd.                                      2,078,000              12,790
    Yamato Transport Co., Ltd.                             321,000              12,419
    Nippon Steel Corp.                                   4,989,000              11,649
    Nissan Motor Co., Ltd.                               2,942,000              11,555
    Japan Tobacco, Inc.                                      1,503              11,483
    Central Japan Railway Co.                                1,783              11,166
    SMC Corp.                                               49,500              10,934
    Tokai Bank Ltd.                                      1,669,000              10,501
    Mitsubishi Electric Corp.                            1,585,000              10,220
    Mitsubishi Estate Co., Ltd.                            995,000               9,692
    Benesse Corp.                                           40,300               9,686
    Mitsubishi Corp.                                     1,173,000               9,042
    Yamanouchi Pharmaceuticals
      Co., Ltd.                                            257,000               8,964
    Dai-Nippon Printing Co., Ltd.                          549,000               8,743
    Mitsubishi Trust &
      Banking Corp.                                        962,000               8,459
    Mitsui & Co., Ltd.                                   1,201,000               8,390
    Mitsubishi Heavy
      Industries Ltd.                                    2,501,000               8,332
    Kirin Brewery Co., Ltd.                                767,000               8,056
    Trans Cosmos, Inc.                                      18,700               7,966
    Nikon Corp.                                            271,000               7,943
    Sumitomo Corp.                                         799,000               7,736
    CSK Corp.                                               47,200               7,655
    Taisho Pharmaceutical Co.                              258,000               7,562
    Furukawa Electric Co.                                  474,000               7,178
    Konami Co., Ltd.                                        39,600               7,061
    Nidec Corp.                                             24,300               7,004
    Sankyo Co., Ltd.                                       339,000               6,955
    Hoya Corp.                                              86,000               6,764
    Hirose Electric Co., Ltd.                               30,200               6,760
    Asahi Glass Co., Ltd.                                  872,000               6,739
    Oriental Land Co.,Ltd.                                  75,800               6,502
    Shizuoka Bank Ltd.                                     619,000               6,338
    Sumitomo Electric
      Industries Ltd.                                      545,000               6,288
    Tohoku Electric Power Co.                              398,300               5,915
    Sanyo Electric Co., Ltd.                             1,406,000               5,701
    Sumitomo Chemical Co.                                1,191,000               5,585
    Asahi Chemical Industry
      Co., Ltd.                                          1,061,000               5,442
    Mitsubishi Chemical Corp.                            1,537,000               5,406
    Itochu Corp.                                         1,058,000               5,261
    Promise Co.,Ltd.                                       102,700               5,218
    Tokyo Gas Co., Ltd.                                  2,138,000               5,201
    Kinki Nippon Railway Co.                             1,294,000               5,183
    Taiyo Yuden Co., Ltd.                                   87,000               5,151
    Toppan Printing Co., Ltd.                              506,000               5,042
    Minebea Co., Ltd.                                      294,000               5,035
    Ajinomoto Co., Inc.                                    462,000               4,807
    Sekisui House Ltd.                                     534,000               4,722
    Marubeni Corp.                                       1,119,000               4,690
    Nippon Mitsubishi Oil Corp.                          1,065,600               4,685
    OJI Paper Co., Ltd.                                    770,000               4,627
    Osaka Gas Co., Ltd.                                  1,884,000               4,528
    Shiseido Co., Ltd.                                     307,000               4,469
    Tokyo Broadcasting System, Inc.                        132,000               4,462
    Mitsui Fudosan Co., Ltd.                               654,000               4,422
    Omron Corp.                                            192,000               4,418
    Nippon Express Co., Ltd.                               792,000               4,372
    Shimamura Co., Ltd.                                     27,100               4,289
    Kawasaki Steel Corp.                                 2,375,000               4,246
    Eisai Co., Ltd.                                        220,000               4,224
    Terumo Corp.                                           158,000               4,214
    Jusco Co., Ltd.                                        239,000               4,159
    Asahi Breweries Ltd.                                   375,000               4,096
    Marui Co., Ltd.                                        270,000               4,025
    Bank of Yokohama Ltd.                                  871,000               4,008
    Toray Industries, Inc.                               1,030,000               3,985
    Kubota Corp.                                         1,040,000               3,973
    Japan Air Lines Co., Ltd.                            1,324,000               3,919
    Nippon Paper Industries Co.                            702,000               3,861
    Nippon Yusen Kabushiki
      Kaisha Co.                                           921,000               3,761
    Mitsui Marine & Fire
      Insurance Co.                                        610,000               3,612
    Daiwa Bank, Ltd.                                     1,217,000               3,567
    77 Bank Ltd.                                           333,000               3,484
    Pioneer Corp.                                          132,000               3,482
    Bank of Fukuoka, Ltd.                                  498,000               3,450
    Nitto Denko Corp.                                       68,000               3,395
    Kadokawa Shoten
      Publishing Co., Ltd.                                   9,900               3,327
    Kaneka Corp.                                           258,000               3,294
    Komatsu Ltd.                                           711,000               3,265
    Sumitomo Marine & Fire
      Insurance Co.                                        530,000               3,262
    Joyo Bank Ltd.                                         699,000               3,210
    World Co., Ltd.                                         25,800               3,201
    Shionogi & Co., Ltd.                                   259,000               3,140
    Uni-Charm Corp.                                         54,300               3,125

---------------------------------------------------------------------------------------------
                                                                                MARKET
                                                                                VALUE*
PACIFIC STOCK INDEX FUND                                   SHARES               (000)
---------------------------------------------------------------------------------------------
    Gunma Bank Ltd.                                        471,000            $  3,060
    Fuji Machine Manufacturing
      Co., Ltd.                                             37,100               2,987
    Tostem Corp.                                           162,000               2,904
    Daiwa House Industry Co., Ltd.                         388,000               2,881
    NSK Ltd.                                               415,000               2,834
    Daiichi Pharmaceutical Co., Ltd.                       212,000               2,753
    Kuraray Co., Ltd.                                      270,000               2,730
    Namco Ltd.                                              42,000               2,716
    Olympus Optical Co., Ltd.                              192,000               2,711
    Daikin Industries Ltd.                                 192,000               2,607
    Ohbayashi Corp.                                        546,000               2,576
    Takara Shuzo Co.                                       160,000               2,518
    Sega Enterprises Ltd.                                   77,300               2,454
    Teijin Ltd.                                            666,000               2,453
    Toyo Seikan Kaisha Ltd.                                165,000               2,386
    Toho Co., Ltd.                                          16,200               2,365
    Ebara Corp.                                            204,000               2,272
    Asatsu-DK Inc.                                          32,100               2,164
    Sanrio Co., Ltd.                                        58,000               2,142
    Nissin Food Products Co., Ltd.                          90,900               2,136
    Kajima Corp.                                           714,000               2,128
    Nippon Meat Packers, Inc.                              163,000               2,110
    Toyo Information
      Systems Co., Ltd.                                     30,000               2,110
    NGK Insulators Ltd.                                    279,000               2,069
    Skylark Co., Ltd.                                       88,000               2,068
-   Daiei, Inc.                                            520,000               2,058
    Mitsui Trust & Banking Co.                             904,000               2,040
    Nippon Comsys Corp.                                     98,000               2,030
    Alps Electric Co., Ltd.                                133,000               2,026
    Mitsubishi Materials Corp.                             808,000               1,974
-   Sumitomo Metal Industries Ltd.                       2,619,000               1,970
    Chugai Pharmaceutical Co., Ltd.                        182,000               1,965
    Tokyu Corp.                                            799,000               1,944
    Fuji Soft ABC Inc.                                      24,600               1,923
    Shimizu Corp.                                          582,000               1,922
    Tobu Railway Co., Ltd.                                 653,000               1,914
    Kyowa Hakko Kogyo Co.                                  312,000               1,869
    Onward Kashiyama Co., Ltd.                             134,000               1,833
    Shimano, Inc.                                          103,900               1,827
    Sekisui Chemical Co.                                   406,000               1,797
    Mitsui Mining & Smelting
      Co., Ltd.                                            367,000               1,732
    Dai-Nippon Ink &
      Chemicals, Inc.                                      581,000               1,720
    Nippon Sheet Glass Co., Ltd.                           329,000               1,704
    Tosoh Corp.                                            445,000               1,696
    Casio Computer Co.                                     202,000               1,676
    Nichiei Co., Ltd.                                       77,200               1,674
    Yamazaki Baking Co., Ltd.                              153,000               1,658
    Toto Ltd.                                              269,000               1,624
    Kinden Corp.                                           208,000               1,595
    NGK Spark Plug Co.                                     172,000               1,571
    Kurita Water Industries Ltd.                            96,000               1,523
    Takashimaya Co.                                        216,000               1,486
    Meiji Seika Kaisha Ltd.                                259,000               1,470
    Citizen Watch Co., Ltd.                                230,000               1,461
    Keihin Electric Express Railway
      Co., Ltd.                                            417,000               1,426
    Uny Co., Ltd.                                          140,000               1,366
    Taiheiyo Cement Corp                                   709,000               1,351
    Taisei Corp.                                           709,000               1,344
    Kawasaki Heavy Industries Ltd.                       1,007,000               1,338
    Ube Industries Ltd.                                    626,000               1,303
    Hokuriku Bank Ltd.                                     550,000               1,300
    Koyo Seiko Co., Ltd.                                   146,000               1,257
    Yokogawa Electric Corp.                                178,000               1,254
    Daito Trust Construction Co., Ltd.                     107,900               1,202
    Showa Shell Sekiyu K.K.                                270,000               1,190
    Mitsukoshi Ltd.                                        338,000               1,189
    Wacoal Corp.                                           135,000               1,186
    Kokuyo Co., Ltd.                                        89,000               1,183
    Sumitomo Heavy Industries Ltd.                         431,000               1,179
    Isetan Co.                                             159,000               1,165
    Amada Co., Ltd.                                        211,000               1,152
    House Foods Industry Corp.                              76,000               1,151
    Aoyama Trading Co., Ltd.                                53,100               1,136
    Makita Corp.                                           125,000               1,124
    Nisshin Flour Milling Co., Ltd.                        162,000               1,116
    Mitsubishi Rayon Co., Ltd.                             460,000               1,115
    Fujikura Ltd.                                          279,000               1,107
    Ishikawajima-Harima Heavy
      Industries Co.                                       937,000               1,080
    Ashikaga Bank Ltd.                                     516,000               1,028
    Komori Corp.                                            54,000               1,028
    Sumitomo Forestry Co.                                  130,000               1,003
    NTN Corp.                                              339,000               1,000
    Denki Kagaku Kogyo K.K.                                334,000                 995
    Meitec Corp.                                            30,800                 978
    Konica Corp.                                           262,000                 973
    Yamaha Corp.                                           150,000                 973
    Mycal Corp.                                            223,000                 970
    INAX Corp.                                             173,000                 967
    Autobacs Seven Co., Ltd.                                28,200                 923
    Toda Corp.                                             239,000                 918
-   Sumitomo Metal Mining Co.                              410,000                 913
    Mori Seiki Co.                                          68,000                 910
    Nippon Shinpan Co.                                     386,000                 898
    Snow Brand Milk Products Co.                           222,000                 894
-   Showa Denko K.K.                                       755,000                 863
    Nishimatsu Construction Co.                            206,000                 825
    Kikkoman Corp.                                         122,000                 809
    Yakult Honsha Co., Ltd.                                124,000                 800
    Nisshinbo Industries, Inc.                             175,000                 790
    Kamigumi Co., Ltd.                                     187,000                 786
    Sapparo Breweries Ltd.                                 241,000                 777
    Daicel Chemical Industries Ltd.                        267,000                 743
-   Dai-Nippon Screen
      Manufacturing Co., Ltd.                              124,000                 739
    Katokichi Co., Ltd.                                     33,000                 714
    Mitsubishi Logistics Corp.                             112,000                 713
    Tokyo Style Co.                                         86,000                 706
    Toyobo Ltd.                                            543,000                 706
    Hankyu Department Stores, Inc.                         131,000                 691
    Daiwa Kosho Lease Co., Ltd.                            213,000                 685



---------------------------------------------------------------------------------------------
                                                                                MARKET
                                                                                VALUE*
                                                           SHARES               (000)
---------------------------------------------------------------------------------------------
    Kyowa Exeo Corp.                                        78,000          $      678
-   Seiyu Ltd.                                             196,000                 670
    Mitsubishi Gas Chemical Co.                            341,000                 663
    Cosmo Oil Co., Ltd.                                    443,000                 662
    Japan Energy Corp.                                     729,000                 662
    Kawasaki Kisen Kaisha Ltd.                             444,000                 659
    Sanden Corp.                                           110,000                 656
    Toei Co.                                               113,000                 625
    Daimaru, Inc.                                          183,000                 619
    Nippon Shokubai K.K.                                   134,000                 619
    Okumura Corp.                                          181,000                 610
-   Tokyo Dome Corp.                                       125,000                 598
    Takara Standard Co.                                    120,000                 594
    Seino Transportation Co., Ltd.                         112,000                 593
-   Kanebo Ltd.                                            361,000                 582
    Arabian Oil Co., Ltd.                                   33,700                 579
    Sanwa Shutter Corp.                                    155,000                 575
    Meiji Milk Products Co., Ltd.                          179,000                 544
    Teikoku Oil Co., Ltd.                                  176,000                 533
    Hitachi Zosen Corp.                                    700,000                 527
-   Renown, Inc.                                           207,000                 506
    Gunze Ltd.                                             190,000                 505
    Tsubakimoto Chain Co.                                  134,000                 491
    Nichirei Corp.                                         187,000                 484
    Shimachu Co.                                            33,600                 463
    Sho-Bond Corp.                                          25,800                 458
    Brother Industries Ltd.                                197,000                 452
    Daifuku Co., Ltd.                                       78,000                 450
    Makino Milling Machine Co.                              68,000                 442
    Sumitomo Osaka Cement
      Co., Ltd.                                            315,000                 415
    Takuma Co., Ltd.                                        57,000                 407
    Maeda Road Construction
      Co., Ltd.                                             84,000                 406
    Tokyo Tatemono Co., Ltd.                               222,000                 395
    Kaken Pharmaceutical Co.                                71,000                 394
    Noritake Co., Ltd.                                     110,000                 388
    Amano Corp.                                             65,000                 387
-   Mitsui Engineering &
      Shipbuilding Co., Ltd.                               558,000                 382
-   Penta-Ocean Construction Co.                           266,000                 379
    Kureha Chemical Industry Co.                           151,000                 370
    Nippon Light Metal Co.                                 396,000                 368
-   JGC Corp.                                              150,000                 363
    Okuma Corp.                                            114,000                 356
-   Daikyo, Inc.                                           158,000                 350
    NOF Corp.                                              148,000                 350
    Tokyotokeiba Co.                                       246,000                 336
-   Kumagai Gumi Co., Ltd.                                 488,000                 334
    Iwatani International Corp.                            169,000                 304
    Mitsubishi Paper Mills Ltd.                            227,000                 304
-   Japan Steel Works Ltd.                                 266,000                 291
-   Ishihara Sangyo Kaisha Ltd.                            204,000                 269
    Nippon Suisan Kaisha Ltd.                              175,000                 268
-   Chiyoda Corp.                                          174,000                 253
    Oyo Corp.                                               18,000                 240
-   Unitika Ltd.                                           326,000                 226
    Nitto Boseki Co., Ltd.                                 158,000                 205
    Toa Corp.                                              145,000                 197
-   Fujita Corp.                                           356,000                 191
    Mitsui Soko Co., Ltd.                                   92,000                 190
    Nippon Sharyo Ltd.                                      84,000                 181
-   Haseko Corp.                                           305,000                 146
                                                                           ------------
                                                                             2,028,251
                                                                           ------------
MALAYSIA
-   Aokam Perdana Bhd.                                      11,233                  30
-   Promet Bhd.                                            765,000                   0
                                                                           ------------
                                                                                    30
                                                                           ------------
NEW ZEALAND (0.5%)
    Telecom Corp. of
      New Zealand Ltd.                                   1,393,798               6,542
    Carter Holt Harvey Ltd.                              1,416,183               1,846
    Lion Nathan Ltd.                                       426,213                 989
    Contact Energy Ltd.                                    471,575                 824
    Fletcher Challenge Ltd. Energy                         266,305                 694
    Fisher & Paykel Industries Ltd.                        151,795                 578
-   Brierley Investments Ltd.                            2,427,154                 506
    Fletcher Challenge Ltd. Building                       288,958                 425
    Fletcher Challenge Ltd. Paper                          575,882                 402
-   Fletcher Challenge Ltd. Forest                         764,561                 307
                                                                           ------------
                                                                                13,113
                                                                           ------------
SINGAPORE (3.2%)
-   DBS Group Holdings Ltd.                              1,036,732              16,988
    Singapore Airlines Ltd.                                948,833              10,764
    Singapore
      Telecommunications Ltd.                            4,556,098               9,408
    Oversea-Chinese Banking
      Corp., Ltd.                                        1,022,410               9,389
    United Overseas Bank Ltd.                              837,248               7,388
    Singapore Press Holdings Ltd.                          277,155               6,005
    City Developments Ltd.                                 648,312               3,794
    Singapore Technologies
      Engineering Ltd.                                   2,408,000               3,729
    Venture Manufacturing
      (Singapore) Ltd.                                     169,000               1,938
    Sembcorp Industries Ltd.                             1,218,419               1,660
    Keppel Corp., Ltd.                                     609,750               1,596
    Creative Technology Ltd.                                66,550               1,206
-   Neptune Orient Lines Ltd.                              894,000               1,197
    United Industrial Corp., Ltd.                        1,842,000               1,039
    Fraser & Neave Ltd.                                    218,000                 805
    Cycle & Carriage Ltd.                                  190,651                 589
    Parkway Holdings Ltd.                                  244,320                 554
    First Capital Corp., Ltd.                              386,000                 514
    Natsteel Ltd.                                          257,071                 512
    Overseas Union Enterprise Ltd.                         148,000                 497
    Haw Par Brothers
      International Ltd.                                   220,000                 401
    Hotel Properties Ltd.                                  362,000                 326
    Comfort Group Ltd.                                     413,000                 227
    Robinson & Co., Ltd.                                    57,000                 195
    Inchcape Bhd.                                          172,000                 179
                                                                           ------------
                                                                                80,900
                                                                           ------------
--------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (COST $1,899,584)                                                        2,481,545
--------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------
                                                             FACE               MARKET
                                                           AMOUNT               VALUE*
PACIFIC STOCK INDEX FUND                                    (000)                (000)
--------------------------------------------------------------------------------------
CONVERTIBLE BONDS (0.6%)
--------------------------------------------------------------------------------------
Nitto Denko
    3.90%, 3/30/2001                               JPY      67,000          $   2,546
Sumitomo Bank
    International
    0.75%, 5/31/2001                               JPY   1,022,000              11,508
--------------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
    (COST $12,227)                                                              14,054
--------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (7.5%)(1)
--------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSN.
(2) 5.64%, 1/18/2000                                    $    1,000                 998
(2) 5.64%, 1/21/2000                                         3,200               3,192
REPURCHASE AGREEMENTS

Deutsche Bank Securities Inc.
    (Dated 12/31/1999
    Repurchase Value $180,061,000
    Collateralized by Federal Home Loan
    Mortgage Corp. 5.851%, 2/15/2000)
    4.05%, 1/3/2000                                         36,902              36,902

    4.05%, 1/3/2000--Note G                                143,098             143,098
Collateralized by U.S. Government
    Obligations in a Pooled
    Cash Account
    3.25%, 1/3/2000                                          5,371               5,371
--------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
    (COST $189,559)                                                            189,561
--------------------------------------------------------------------------------------
TOTAL INVESTMENTS (106.3%)
    (COST $2,101,370)                                                        2,685,160
--------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-6.3%)
--------------------------------------------------------------------------------------
Other Assets--Note B                                                             7,603
Security Lending Collateral Payable
    to Brokers--Note G                                                        (143,098)
Other Liabilities                                                              (23,336)
                                                                           ------------
                                                                              (158,831)
                                                                           ------------
---------------------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------------------
Applicable to 206,718,908 outstanding
    $.001 par value shares of beneficial
    interest (unlimited authorization)                                      $2,526,329
=======================================================================================

NET ASSET VALUE PER SHARE                                                       $12.22
=======================================================================================
 *See Note A in Notes to Financial Statements.
 -Non-Income-Producing Security.
(1)The fund invests a portion of its cash
   reserves in equity markets through the
   use of index futures contracts. After
   giving effect to futures investments,
   the fund's effective common stock and
   temporary cash investment positions
   represent 99.2% and 6.5%, respectively,
   of net assets. See Note E in Notes to
   Financial Statements.
(2)Securities with an aggregate value of
   $4,190,000 have been
   segregated as initial margin for open
   futures contracts.
   JPY--Japanese Yen.

---------------------------------------------------------------------------------------
  AT DECEMBER 31, 1999, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------------------
                                                           AMOUNT                  PER
                                                             (000)               SHARE
---------------------------------------------------------------------------------------
  Paid in Capital                                       $2,047,131             $  9.90
  Overdistributed Net Investment
    Income--Note F                                          (1,690)              (.01)
  Accumulated Net Realized
    Losses--Note F                                        (103,959)              (.50)
  Unrealized Appreciation
    (Depreciation)--Note E
    Investment Securities                                  583,790                2.82
    Futures Contracts                                        1,063                 .01
    Foreign Currencies and
       Forward Currency Contracts                               (6)                 --
---------------------------------------------------------------------------------------
  NET ASSETS                                            $2,526,329              $12.22
=======================================================================================



---------------------------------------------------------------------------------------
                                                                               MARKET
EMERGING MARKETS                                                               VALUE*
STOCK INDEX FUND                                           SHARES              (000)
---------------------------------------------------------------------------------------
COMMON STOCKS (94.6%)
---------------------------------------------------------------------------------------
ARGENTINA (2.7%)
    Telefonica Argentina SA
      Class B                                            2,915,100            $  8,951
    Perez Companc SA                                     1,120,846               5,740
    Banco Galicia y Buenos Aires
      SA de CV                                             641,678               3,190
    Siderca SA Class A                                   1,415,649               2,973
    Banco Frances Del Rio de la
      Plata SA                                             290,168               2,293
    Transportadora de Gas Sur SA                           997,370               1,875
-   Astra Cia Argentina de
      Petroleum SA                                         737,010               1,570
    Irsa Inversiones y
      Representaciones SA                                  269,047                 872
-   Molinos Rio de la Plata SA                             324,600                 799
-   Juan Minetti SA                                        227,934                 572
-   Acindar Industria Argentina de
      Aceros SA                                            353,800                 566
-   Solvay Indupa S.A.I.C.                                 340,438                 293
    Central Puerto SA                                      154,783                 251
    Renault Argentina SA                                   221,848                 244
    Ledesma SA                                             271,743                 168
-   Polledo SA                                             182,900                 166
    Nobleza Piccardo SA                                     66,724                 141
    Cresud SA                                              139,825                 137
-   Sociedad Comercial de Plata SA                         462,430                 133
-   Alpargatas S.A.I.C.                                      2,547                  21
                                                                           ------------
                                                                                30,955
                                                                           ------------
BRAZIL (12.7%)
    Petroleo Brasileiro SA Pfd.                         61,713,377              15,728
    Cia Vale Do Rio Pfd. A                                 525,790              14,565
    Centrais Electricas
      Brasileiras SA                                   612,874,988              13,415
    Tele Norte Leste
      Participacoes SA Pfd.                            283,639,150               7,621
    Embratel Participacoes
      SA Pfd.                                          284,594,150               7,332
    Telesp Participacoes SA Pfd.                       283,511,222               6,880
    Banco Itau SA Pfd.                                  69,702,420               5,986
    Banco Bradesco SA Pfd.                             691,979,431               5,432
    Tele Centro Sul
      Participacoes SA Pfd.                            284,184,150               5,194
    Telesp Celular
      Participacoes SA Pfd.                            285,932,150               5,069
    Companhia Energetica de
      Minas Gerais Pfd.                                212,719,329               4,773
    Companhia Cervejaria
      Brahma Pfd.                                        6,197,950               4,533
    Companhia
      Siderurgica Nacional                              96,700,500               3,750
    Companhia Brasileira de
      Distribuicao Grupo Pao
      de Acucar                                        109,717,000               3,647
    Aracruz Celulose SA Pfd.
      B Shares                                           1,447,671               3,513
    Tele Norte Leste
      Participacoes SA                                 169,644,560               3,055
    Souza Cruz SA                                          411,900               3,049
-   Embratel Participacoes SA                          170,083,560               2,846
    Centrais Electricas
      Brasileiras SA Pfd.
      B Shares                                         116,607,124               2,784
    Votorantim Celulose e Papel
      SA Pfd.                                           51,466,831               2,367
    Telesp Participacoes SA                            170,492,560               2,362
    Tele Sudeste Celular
      Participacoes SA Pfd.                            287,414,150               2,126
-   Tele Centro Sul
      Participacoes SA                                 172,644,560               1,856
    Usiminas-Usinas
      Siderurgicas de Minas
      Gerais SA Pfd. Class A                               300,069               1,629
    Telesp Celular
      Participacoes SA                                 170,035,589               1,611
    Companhia
      Cervejaria Brahma                                  3,468,265               1,566
    White Martins SA                                     1,387,365                 976
    Companhia Paulista de
      Forca e Luz                                       19,474,400                 966
-   Banco do Estado de
      Sao Paulo SA Pfd.                                 25,743,800                 913
    Copene-Petroquimica
      SA Pfd. A Shares                                   2,569,194                 851
    Sadia SA Pfd.                                          886,400                 805
    Companhia Brasileira de
      Petroleo Ipiranga Pfd.                            65,861,000                 705
    Metalurgica Gerdau SA Pfd.                          14,620,400                 705
    Tele Sudeste Celular
      Participacoes SA                                 175,605,560                 700
-   Centrais Geradoras do Sul
      do Brasil SA                                     632,835,377                 642
    Fertilizantes Fosfatados
      SA Pfd.                                          146,730,000                 634
    Perdigao Agroindustrial SA                         302,024,000                 550
    Brasmotor SA Pfd.                                    3,686,000                 517
    Companhia Cimento Portland
      Itau Pfd.                                          3,150,800                 442
    Companhia de Tecidos
      Norte de Minas Pfd.                                4,462,289                 408
    Bombril SA Pfd.                                     52,068,031                 404
    Duratex SA Pfd.                                     11,221,567                 351
    Inepar SA Industria
      e Construcoes                                     61,500,000                 257
    Lojas Americanas SA Pfd.                            64,583,796                 250
-   Metal Leve SA Industria
      e Comercio Pfd.                                   13,773,000                 248
    Centrais Geradoras do Sul
      do Brasil SA                                     144,644,711                 158
    Lojas Americanas SA                                 32,279,008                  98
    Marcopolo SA Pfd.                                       83,900                  98
-   Banco HSBC Bamerindus SA                                52,300                   0
                                                                           ------------
                                                                               144,367
                                                                           ------------
CZECH REPUBLIC (0.8%)
-   Cesky Telecom a.s.                                     253,763               4,074
-   Ceske Energeticke Zavody a.s.                          861,320               2,126
-   Ceska Sporitelna a.s.                                  222,586               1,028
-   Komercni Banka a.s.                                     49,240                 840
    Tabak a.s.                                               3,215                 647
-   Unipetrol a.s.                                         319,770                 455
    Severoceske Doly a.s.                                    8,280                 117


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


---------------------------------------------------------------------------------------
                                                                               MARKET
EMERGING MARKETS                                                               VALUE*
STOCK INDEX FUND                                           SHARES              (000)
---------------------------------------------------------------------------------------
COMMON STOCKS (94.6%)
---------------------------------------------------------------------------------------
-   Skoda Plzen a.s.                                        35,490             $   115
    Inzenyrske a Prumyslove
      Stavby (IPS) a.s.                                     22,030                  92
-   Podnik Vypocetni Techniky a.s.                             692                  77
-   Nova Hut a.s.                                           12,132                  34
-   Deza Valasske Mezirici a.s.                              3,138                  31
-   Synthesia a.s.                                           6,820                  14
                                                                           ------------
                                                                                 9,650
                                                                           ------------
GREECE (8.6%)
    Hellenic Telecommunication
      Organization SA                                      677,769              16,034
    National Bank of Greece SA                             213,963              15,714
    Alpha Credit Bank SA                                   135,392              10,593
-   Commercial Bank of Greece SA                           115,445               8,871
    Intracom SA                                            132,812               6,060
    Ergo Bank SA                                            55,288               5,316

    Hellenic Bottling Co. SA (Bearer)                      191,640               4,435

    Titan Cement Co. SA                                     53,860               3,172
    Attica Enterprises SA                                  118,116               2,258
    Heracles General Cement SA                              63,700               2,040
    Athens Medical Center SA                                38,750               1,989
    Hellenic Technodomiki SA                                52,910               1,763
    Aluminum of Greece SA                                   30,100               1,458
    Michaniki SA                                            84,260               1,369
    Atti-Kat SA                                             88,145               1,328
-   Hellenic Sugar Industry SA                              44,884               1,254
    Fourlis Brothers SA                                     29,992               1,189
    Inform P. Lykos SA                                      30,590               1,114
    Papastratos Cigarettes SA                               33,938               1,052
    Klonatex ICST & TSA SA                                  44,400               1,012
    Aktor SA                                                43,440                 974
    Aegek SA                                                62,580                 934
    Silver & Baryte Ores Mining SA                          18,828                 890
-   Petzetakis SA                                           40,524                 817
-   Aspis Pronoia SA                                        36,010                 797
    Delta Dairy SA                                          21,610                 770
    Hellas Can Packaging SA                                 13,420                 740
    Elais SA                                                17,540                 726
    Epilectos SA                                            58,470                 649
    Alte SA                                                 29,680                 575
    El. D. Mouzakis SA                                      20,120                 519
    Klonatex ICST & TSA SA Pfd.                             23,350                 435
    Delta Dairy SA Pfd.                                      7,220                 250
-   Parnassos Enterprises ABE SA                            15,930                 240
                                                                           ------------
                                                                                97,337
                                                                           ------------
HONG KONG (12.6%)
    Hutchison Whampoa Ltd.                               2,358,800              34,289
    Cable & Wireless HKT Ltd.                            7,533,627              21,757
    Cheung Kong Holdings Ltd.                            1,392,900              17,695
    Sun Hung Kai Properties Ltd.                         1,426,100              14,860
    Hang Seng Bank Ltd.                                  1,166,400              13,317
    CLP Holdings Ltd.                                    1,355,300               6,242
    Swire Pacific Ltd. A Shares                            928,700               5,484
    Hong Kong & China Gas
      Co., Ltd.                                          3,026,997               4,147
    Cathay Pacific Airways Ltd.                          2,111,000               3,761
    Johnson Electric Holdings Ltd.                         573,500               3,681
    Wharf Holdings Ltd.                                  1,369,785               3,181
    New World Development
      Co., Ltd.                                          1,223,063               2,753
    Bank of East Asia Ltd.                                 904,381               2,513
    Television Broadcasts Ltd.                             257,000               1,752
    Shangri-La Asia Ltd.                                 1,302,689               1,491
    Hang Lung Development
      Co., Ltd.                                            952,000               1,078
    South China Morning Post Ltd.                        1,032,000                 889
    Hysan Development Co., Ltd.                            671,754                 851
    Wing Lung Bank Ltd.                                    138,208                 560
-   Hong Kong and Shanghai
      Hotels Ltd.                                          699,500                 463
    Giordano International Ltd.                            408,000                 420
    Miramar Hotel & Investment Ltd.                        355,000                 381
    Hopewell Holdings Ltd.                                 596,000                 355
    Varitronix International Ltd.                          150,000                 345
    Hong Kong Aircraft &
      Engineering Co., Ltd.                                128,000                 212
-   Oriental Press Group Ltd.                            1,378,000                 176
-   Regal Hotels International
      Holdings Ltd.                                      2,112,000                 158
    Tai Cheung Holdings Ltd.                               562,000                 136
    Shun Tak Holdings Ltd.                                 684,000                 130
    Hong Kong Construction
      Holdings Ltd.                                        337,000                 122
    Elec & Eltek International
      Holdings Ltd.                                        650,000                 121
-   i-CABLE Communications Ltd.                              3,890                   5
-   Peregrine Investment
      Holdings Ltd.                                        459,000                   0
                                                                           ------------
                                                                               143,325
                                                                           ------------
HUNGARY (1.6%)
    Magyar Tavkozlesi Rt.                                1,401,370               9,765
    MOL Magyar Olaj-es
      Gazipari Rt.                                         130,042               2,688
    OTB Bank Rt.                                            38,762               2,257
    Richter Gedeon Rt.                                      24,860               1,625
    Tisza Vegyi Kombinat Rt.                                31,110                 590
    Demasz Rt.                                               4,030                 305
    Raba Rt.                                                25,075                 231
    Pick Szeged Rt.                                          4,290                 200
-   Danubius Hotel and Spa Rt.                               9,660                 175
    Pannonplast Rt.                                          4,590                 113
-   Graboplast Rt.                                           6,490                  59
-   Fotex Rt.                                              145,830                  52
-   Zalakeramia Rt.                                          5,730                  43
                                                                           ------------
                                                                                18,103
                                                                           ------------
INDONESIA (2.3%)

    PT Telekomunikasi Indonesia                         13,440,720               7,578

-   PT Indofood Sukses Makmur                            2,447,500               3,038
-   PT Indah Kiat Pulp &
      Paper Corp.                                        7,016,522               2,737
    PT Gudang Garam                                      1,015,500               2,708
-   PT Astra International                               3,006,000               1,599
    PT Semen Gresik TbK                                    756,500               1,188
-   PT Bank Pan Indonesia TbK                            7,124,000                 682
-   PT Matahari Putra Prima                              3,678,000                 613
-   PT Gadjah Tunggal                                    3,926,000                 543
-   PT Medco Energi Corp.                                  723,000                 482
-   PT Bimantara Citra                                   1,969,500                 461
-   PT Polysindo Eka Perkasa                             7,358,000                 444
    PT Timah TbK                                           611,500                 423
-   PT Citra Marga
      Nusaphala Persada                                  3,425,500                 413

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---------------------------------------------------------------------------------------
                                                                               MARKET
                                                                               VALUE*
                                                            SHARES              (000)
---------------------------------------------------------------------------------------
-   PT Kalbe Farma                                       2,507,500             $   400
-   PT Budi Acid Jaya                                    2,587,500                 248
-   PT Barito Pacific Timber                             2,710,500                 240
-   PT Sinar Mas Argo                                      405,000                 227
-   PT Great River International                         1,602,000                 187
-   PT Daya Guna Samudera                                  628,320                 178
-   PT Mulia Industrindo                                 1,867,520                 152
-   PT Darya Varia Laboratoria                             582,000                 151
-   PT Hero Supermarket                                    422,500                 151
-   PT Jakarta International
      Hotel & Development                                1,406,500                 140
-   PT Modern Photo Film Co.                               394,500                 134
-   PT Trias Sentosa                                     1,097,000                 132
-   PT Indorama Synthetics                                 567,000                 131
-   PT Charoen Pokphand
      Indonesia TbK                                        248,500                 113
-   PT Mayora Indah                                        785,940                 106
-   PT Apac Centertex Corp.                              1,065,500                  98
-   PT Semen Cibinong TbK                                1,219,000                  86
-   PT Dharmala Intiland                                 2,154,200                  84
-   PT Ciputra Development                                 917,000                  78
-   PT Pakuwon Jati                                      1,286,500                  78
-   PT Duta Anggada Realty                               1,392,664                  64
-   PT London Sumatra Indonesia                            499,100                  64
-   PT Japfa Comfeed Indonesia                             605,500                  60
    PT Asahimas Flat Glass                                 292,000                  48
-   PT Argha Karya Prima Industry                          365,500                  43
-   PT Putra Surya Perkasa                               2,960,000                  42
-   PT Kabel Indonesia                                     791,500                  39
-   PT Fisk Aragung Perkasa                                945,100                  23
-   PT Sierad Produca                                      322,500                  10
-   PT Bank Dagang Nasional
      Indonesia (Foreign)                                2,906,374                   0
                                                                           ------------
                                                                                26,416
                                                                           ------------
ISRAEL (5.3%)
-   Check Point Software
      Technologies Ltd.                                     48,100               9,560
    Teva Pharmaceutical
      Industries Ltd.                                       83,773               5,760
    Bank Hapoalim Ltd.                                   1,706,697               5,309
-   Bezeq Israeli
      Telecommunication Corp., Ltd.                      1,017,043               5,061
    Bank Leumi Le-Israel                                 1,924,790               4,044
    ECI Telecom Ltd.                                       123,610               3,909
-   Gilat Satellite Networks Ltd.                           26,309               3,124
    Koor Industries Ltd.                                    22,310               2,226
-   Orbotech Ltd.                                           26,250               2,034
    Israel Chemicals Ltd.                                1,569,180               1,724
    IDB Holding Corp., Ltd.                                 46,860               1,553
-   Galileo Technology Ltd.                                 54,200               1,308
-   Matav-Cable Systems Media Ltd.                          35,290               1,019
    CLAL Insurance Enterprise
      Holdings Ltd.                                         67,438               1,005
    Osem Investment Ltd.                                   147,870                 953
    Super Sol Ltd.                                         273,925                 930
-   Makhteshim-Agan
      Industries Ltd.                                      505,493                 883
    The Israel Corp. Ltd.-ILS 1 Par                          6,276                 883
-   Scitex Corp., Ltd.                                      55,800                 813
    Property & Building Corp.                                5,641                 599
    Industrial Buildings Corp.                             383,883                 589
    Azorim Investment Development
      & Construction Ltd.                                   43,627                 533
    Elbit Systems Ltd.                                      34,090                 533
-   Formula Systems (1985) Ltd.                             12,180                 513
    First International Bank of Israel
      Ltd.-ILS 5 Par                                        74,700                 505
    Elite Industries Ltd.                                    8,665                 458
    Delta-Galil Industries Ltd.                             21,530                 391
    Africa-Israel Investments Ltd.                           3,254                 375
    The Israel Land Development
      Co., Ltd.                                             41,800                 365
    Jerusalem Economic Corp., Ltd.                          62,379                 352
    Elco Holdings Ltd.                                      42,286                 350
-   Ormat Industries Ltd.                                  133,074                 330
    Agis Industries Ltd.                                    41,730                 321
-   Fundtech Ltd.                                           15,500                 318
    First International Bank of Israel
      Ltd.-ILS 1 Par                                       236,400                 313
    Africa-Israel Investments
      (1985) Ltd.                                              255                 278
    American Israeli Paper Mills Ltd.                        4,562                 277
    Elbit Medical Imaging Ltd.                              29,410                 251
-   Ofer Development &
      Investment Ltd.                                       51,535                 238
    Elite Industries Ltd.                                   17,960                 185
    Israel Petrochemical
      Enterprises Ltd.                                      25,056                 153
-   Polgat Ltd.                                             18,506                 131
    Mehadrin Ltd.                                            3,280                 127
    Israel Cold Storage &
      Supply Company Ltd.                                   16,300                  88
    Ackerstein Industries Ltd.                              49,710                  76
    The Israel Corp. Ltd.-ILS 5 Par                            314                  19
    Ackerstein Industries Ltd.-
      ILS 5 Par                                                456                   8
    Ackerstein Industries Ltd.-
      ILS 1 Par                                                127                   1
                                                                           ------------
                                                                                60,775
                                                                           ------------
MALAYSIA
-   Aokam Perdana Bhd.                                       8,033                  22
-   Promet Bhd.                                            386,000                   0
                                                                           ------------
                                                                                    22
                                                                           ------------
MEXICO (15.4%)
    Telefonos de Mexico SA
      Series L                                           8,078,749              45,214
-   Grupo Televisa SA (CPO)                                422,442              14,275
    Telefonos de Mexico SA
      Series A                                           2,483,490              14,056
    Grupo Modelo SA de CV
      Series C                                           4,425,287              12,150
-   Cemex CPO                                            2,019,767              11,304
-   Cifra SA-Series V                                    5,398,755              10,832
-   Grupo Financiero Banamex
      Accival, SA de CV                                  2,035,250               8,167
    Kimberly Clark de Mexico SA
      de CV Series A                                     1,868,738               7,301
    Fomento Economico
      Mexica UBD                                         1,492,630               6,667
-   Grupo Carso SA de CV
      Series A1                                          1,228,580               6,123
    Grupo Mexico SA Series B                               924,093               4,581


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---------------------------------------------------------------------------------------
                                                                               MARKET
EMERGING MARKETS                                                               VALUE*
STOCK INDEX FUND                                           SHARES              (000)
---------------------------------------------------------------------------------------
-   Grupo Bimbo SA                                       1,923,298          $    4,295
-   Alfa SA de CV Series A                                 798,782               3,753
-   Savia SA de CV                                         620,570               3,598
-   Grupo Financiero Bancomer,
      SA de CV                                           8,388,550               3,508
    Apasco SA de CV                                        371,444               2,314
    Controladora Comercial
      Mexicana SA de CV (Units)                          1,444,070               1,937
-   Cifra SA de CV Series C                                918,390               1,749
-   Desc SA de CV Series B                               2,029,775               1,672
    Groupo Elektra, SA de CV                             1,605,810               1,584
    Industrias Penoles SA
      Series CP                                            525,959               1,516
    Grupo Continental SA                                 1,006,142               1,466
    Tubos de Acero de Mexico SA                             93,990               1,240
-   Grupo Financiero Banamex
      Accival SA de CV Series L                            287,610               1,109
-   Grupo Financiero Banorte SA
      de CV                                                654,860                 989
    Vitro SA                                               496,060                 938
-   Grupo Financiero Probursa SA
      de CV Series B                                     4,843,356                 696
    Grupo Industrial Maseca SA
      de CV Series B                                     1,243,560                 615
-   Corporacion GEO, SA de CV                              139,000                 524
    Empresas ICA Sociedad
      Controladora SA de CV                                867,040                 494
-   Empaques Ponderosa SA
      Series B                                             642,000                 308
-   Consorcio G Grupo Dina SA                              909,000                 197
-   Grupo Herdez SA Series B                               424,000                 166
    Cydsa SA Series A                                      138,000                 135
-   Cemex SA CPO Warrants
      Exp. 12/13/2002                                      124,000                 105
                                                                           ------------
                                                                               175,578
                                                                           ------------
PHILIPPINES (1.7%)
    Philippine Long Distance
      Telephone Co.                                        158,749               4,038
    Metropolitan Bank & Trust Co.                          430,574               3,098
    SM Prime Holdings, Inc.                             12,905,420               2,434
    San Miguel Corp. Class B                               965,694               1,366
    Manila Electric Co.                                    451,078               1,287
    Ayala Land, Inc.                                     4,282,289               1,116
    Petron Corp.                                        12,853,654               1,021
    Union Bank of the
      Philippines Corp.                                    681,200                 701
-   Philippine National Bank Corp.                         270,424                 637
-   Filinvest Land, Inc.                                 5,638,320                 574
-   Security Bank Corp.                                    372,718                 338
    Universal Robina Corp.                               1,878,400                 336
-   International Container
      Terminal Services, Inc.                            3,186,532                 289
-   Ionics Circuit, Inc.                                   630,150                 219
    RFM Corp.                                            1,952,400                 203
-   Southeast Asia Cement
      Holdings Inc.                                     13,616,591                 159
-   Manila Mining Corp. Class B                        739,936,629                 156
-   EEI Corp.                                            5,388,400                  94
-   Guoco Holdings
      Philippines, Inc.                                  3,781,800                  94
-   Keppel Philippines Marine Inc.                       4,377,371                  87
-   DMCI Holdings, Inc.                                  3,118,800                  84
-   Philex Mining Corp. Class B                          5,930,750                  78
-   Alsons Cement Corp.                                    965,000                  61
    Robinson's Land Co. Class B                            760,200                  60
    Bacnotan
      Consolidated Industries                              141,000                  56
-   Mondragon International
      Philippines, Inc.                                  2,247,740                  55
-   C&P Homes, Inc.                                      4,775,008                  53
-   Republic Glass Holdings Corp.                          770,000                  14
                                                                           ------------
                                                                                18,708
                                                                           ------------
POLAND (1.7%)

    Telekomunikacja Polska SA                              740,510               4,847
-   Polski Koncern Naftowy SA                              585,000               3,561
    KGHM Polska Miedz SA                                   254,380               1,598
    Bank Handlowy W Warszawie                               88,820               1,315
    BIG Bank Gdanski SA                                    409,040               1,265
    Bank Rozwoju Eksportu SA                                30,390                 962
-   Elektrim Spolka Akcyjna SA                              93,700                 928
    Bank Slaski SA w Katowicach                             13,050                 886
    Wielkopolski Bank Kredytowy SA                          97,870                 662
-   Orbis SA                                                57,980                 501
    Prokom Software SA                                      15,650                 484
-   Exbud SA                                                31,400                 256
-   Fabryka Kotlow Rafako SA                               135,439                 214
    Celuloza Zaklady Celulozy i
      Papieru w Swieciu SA                                  51,102                 200
-   Budimex SA                                              25,600                 176
    Stomil Olsztyn SA                                       26,000                 162
    Mostostal-Export SA                                    136,318                 142
-   Okocimskie Zaklady
      Piwowarskie SA                                        24,600                 117
    Optimus SA                                               6,200                 117
    Przedsiebiorstwo
      Farmaceutyczne JELFA SA                               13,410                 114
-   Stalexport SA                                           15,800                 105
-   Agros Holding SA                                        13,600                  92
    Mostostal Zabrze-Holding SA                             22,454                  65
                                                                           ------------
                                                                                18,769
                                                                           ------------
SINGAPORE (5.6%)
-   DBS Group Holdings Ltd.                                795,497              13,035
    Singapore
      Telecommunications Ltd.                            3,862,200               7,975
    Singapore Airlines Ltd.                                685,200               7,773
    Oversea-Chinese Banking
      Corp.,Ltd.                                           754,609               6,930
    United Overseas Bank Ltd.                              612,613               5,405
    Singapore Press Holdings Ltd.                          234,451               5,080
    City Developments Ltd.                                 547,000               3,201
    Singapore Technologies
      Engineering Ltd.                                   1,500,000               2,323
    Venture Manufacturing
      (Singapore) Ltd.                                     144,000               1,651
    Sembcorp Industries Ltd.                             1,029,006               1,402
    Keppel Corp., Ltd.                                     534,000               1,397
    Creative Technology Ltd.                                57,700               1,046
-   Neptune Orient Lines Ltd.                              705,000                 944
    Fraser & Neave Ltd.                                    225,600                 833
    United Industrial Corp., Ltd.                        1,352,000                 763
    Cycle & Carriage Ltd.                                  215,000                 665
    Parkway Holdings Ltd.                                  257,000                 583

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---------------------------------------------------------------------------------------
                                                                               MARKET
                                                                               VALUE*
                                                           SHARES              (000)
---------------------------------------------------------------------------------------
    Natsteel Ltd.                                          246,000            $    490
    Overseas Union Enterprise Ltd.                         126,000                 423
    First Capital Corp., Ltd.                              307,000                 409
    Comfort Group Ltd.                                     634,000                 348
    Haw Par Brothers
      International Ltd.                                   167,000                 305
    Hotel Properties Ltd.                                  331,000                 298
    Inchcape Bhd.                                          282,000                 293
    Robinson & Co., Ltd.                                    73,600                 252
                                                                           ------------
                                                                                63,824
                                                                           ------------
SOUTH AFRICA (14.2%)
    De Beers Centenary AG                                  527,490              15,334
    Firstrand Ltd.                                       7,477,495              10,686
    South African Breweries Ltd.                         1,048,492              10,659
    Anglo American Platinum Corp.                          292,365               8,879
    Nedcor Ltd.                                            319,601               7,111
    Sasol Ltd.                                             817,010               6,886
    Anglogold Ltd.                                         131,985               6,786
    Rembrandt Group Ltd.                                   705,810               6,717
    M-Cell Ltd.                                          1,551,779               5,998
-   Dimension Data Holdings Ltd.                           938,391               5,883
    Sanlam Ltd.                                          3,605,120               5,035
    Investec Bank Ltd.                                     107,370               4,760
    Liberty Life Assn. of Africa Ltd.                      371,333               4,282
    Amalgamated Banks of
      South Africa Group Ltd.                              875,376               3,924
    Bidvest Group Ltd.                                     380,189               3,711
    BOE Ltd.                                             3,751,310               3,655
    Impala Platinum Holdings Ltd.                           86,261               3,488
-   Imperial Holdings Ltd.                                 295,471               3,229
    Comparex Holdings Ltd.                                 442,220               3,095
    Gold Fields Ltd.                                       629,931               3,043
    Coronation Holdings Ltd.                               132,130               3,021
    Sappi Ltd.                                             299,617               2,958
    Tiger Oats Ltd.                                        222,390               2,564
    Omni Media Corporation Ltd.                            103,070               2,209
-   MIH Holdings Ltd.                                      374,290               2,127
    Nampak Ltd.                                            676,560               2,033
    Barlow Ltd.                                            274,915               1,978
    Fedsure Holdings Ltd.                                  228,080               1,852
    Metro Cash & Carry Ltd.                              1,584,507               1,801
    Metropolitan Life Ltd.                                 927,870               1,612
    Profurn Ltd.                                         1,428,740               1,575
    Naspers Ltd.                                           165,360               1,558

-   African Bank Investments Ltd.                          738,140               1,522

    Pepkor Ltd.                                            286,070               1,347
    ISCOR Ltd.                                             348,306               1,318
    JD Group Ltd.                                          150,872               1,299
    Tongaat-Hulett Group Ltd.                              138,377               1,169
    Pick'n Pay Stores Ltd.                                 635,360               1,083
    African Life Assurance
      Company Ltd.                                         146,700               1,001
    Foschini Ltd.                                          291,532                 798
    Woolworths Holdings Ltd.                             1,115,200                 743
    Wooltru Ltd. N Shares                                  334,763                 666
    Reunert Ltd.                                           339,540                 469
    Wooltru Ltd.                                           234,729                 469
    Safmarine & Rennies
      Holdings Ltd.                                        727,280                 378
    Primedia Ltd.                                          288,850                 356
                                                                           ------------
                                                                               161,067
                                                                           ------------
THAILAND (4.0%)
-   Advanced Information
      Services (Foreign)                                   311,400               5,238
-   Thai Farmers Bank PLC
      (Foreign)                                          2,779,320               4,660
-   Siam Commerical Bank
      Cvt. Pfd.                                          3,700,580               4,530
-   TelecomAsia PLC (Foreign)                            3,043,900               3,969
-   Bangkok Bank PLC (Foreign)                           1,379,310               3,487
-   Siam Cement PLC (Foreign)                               86,221               2,873
-   PTT Exploration & Production
      PLC (Foreign)                                        432,600               2,671
-   Siam City Cement PLC (Foreign)                         361,026               1,941
    BEC World Public
      Co. Ltd. (Foreign)                                   259,323               1,836
    Delta Electronics (Thailand)
      Public Co. Ltd.                                      137,959               1,645
-   Thai Petrochemical Industry
      PLC (Foreign)                                      2,709,300               1,262
-   Bank of Ayudhya PLC (Foreign)                        2,843,800               1,211
-   United Broadcasting Corp. PLC
      (Foreign)                                          1,022,076               1,027
-   Siam Commercial Bank PLC
      (Foreign)                                            777,983                 958
-   Land & House PLC (Foreign)                             727,502                 692
    Charoen Pokphand Feedmill
      PLC (Foreign)                                        228,600                 669
    Electricity Generating PLC
      (Foreign)                                            527,300                 656
-   Siam Cement PLC (Local)                                 32,819                 646
-   Hana Microelectronics Co.
      (Foreign)                                            119,800                 577
-   United Communication Industry
      PLC (Foreign)                                        540,500                 539
-   National Petrochemical PLC
      (Foreign)                                            429,100                 468
-   Bangkok Expressway PLC
      (Foreign)                                            965,500                 463
-   ABN AMRO Asia Securities
      Co. Ltd. (Foreign)                                   233,640                 457
-   KGI Securities One Public
      Co., Ltd. (Foreign)                                2,786,290                 408
-   Italian-Thai Development PLC
      (Foreign)                                            347,000                 388
    Thai Union Frozen Products
      Public Co. Ltd.                                       80,400                 306
-   Advance Agro PLC (Foreign)                             582,840                 313
-   Nation Multimedia Group PLC
      (Foreign)                                            481,695                 244
-   Regional Container Lines PLC
      (Foreign)                                            146,400                 199
    Pizza PLC (Foreign)                                     97,100                 187
    Banpu PLC (Foreign)                                    187,200                 157
-   Bangkok Bank PLC (Local)                                96,400                 156
    Ayudhya Insurance PLC (Foreign)                         59,200                 156
-   Tanayong PLC (Foreign)                                 688,845                 150
-   Banpu Public Co. Ltd.
      (Foreign) Rights Exp. 1/4/2000                       187,200                 107
    Saha-Union PLC (Foreign)                               303,600                 101
-   Bangkok Land Public
      Co. Ltd. (Foreign)                                   479,100                  97





---------------------------------------------------------------------------------------
                                                                               MARKET
EMERGING MARKETS                                                               VALUE*
STOCK INDEX FUNDS                                          SHARES              (000)
---------------------------------------------------------------------------------------
-   Bangkok Land
      Public Co. Ltd.                                      596,700         $        94
-   Tuntex (Thailand) PLC (Foreign)                        277,700                  79
    ICC International PLC (Foreign)                         39,200                  74
    Sermsuk PLC (Foreign)                                   13,800                  70
    Sermsuk Public Co. Ltd.                                 18,200                  66
-   Advance Agro PLC (Local)                                79,700                  40
    BEC World Public Co. Ltd. (Local)                        8,000                  57
    Thai Reinsurance Public Co. Ltd.                        41,900                  42
-   Tipco Asphalt PLC (Foreign)                             36,000                  32
    Saha-Union PLC (Local)                                  75,000                  24
-   CMIC Finance & Securities PLC
      (Foreign)                                            366,000                   0
                                                                           ------------
                                                                                46,022
                                                                           ------------
TURKEY (5.4%)
    Turkiye Is Bankasi A.S.
      C Shares                                         381,472,146              18,286
    Yapi ve Kredi Bankasi A.S.                         328,033,273              10,130
-   Turkiye Garanti Bankasi A.S.                       355,304,175               5,371
    Arcelik A.S.                                        43,846,616               2,870
    Migros Turk A.S.                                     3,998,475               2,580
-   Eregli Demir ve Celik
      Fabrikalari A.S.                                  57,867,750               2,400
-   Ford Otomotiv Sanayii A.S.                          39,112,500               1,731
    Ege Biracilik ve Malt
      Sanayii A.S.                                      16,559,942               1,267
-   Vestel Elektronik Sanayi ve
      Ticaret A.S.                                       5,230,281               1,254
    Aygaz A.S.                                           6,255,438               1,211
    Netas-Northern Elektrik
      Telekomunikasyon A.S.                              8,507,000               1,129
    Akcansa Cimento A.S.                                49,079,920               1,108
-   Alarko Holdings                                     19,011,064               1,087
-   Tofas Turk Otomobil
      Fabrikasi A.S.                                    79,020,883                 962
    Aksigorta A.S.                                      14,698,000                 894
    Brisa Bridgestone Sabanci
      Lastik San. ve Tic A.S.                           13,944,000                 836
    Trakya Cam Sanayii A.S.                             61,106,669                 777
    Cukurova Elektrik A.S.                                 637,100                 763
-   Ihlas Holding A.S.                                   9,099,287                 679
    Sarkuysan Elektrolitik Bakir
       Sanayi ve Ticaret A.S.                           23,017,839                 615
-   Aksa Akrilik Kimya Sanayii A.S.                     11,521,083                 542
    Cisma Cemento                                       21,374,992                 532
    Kordsa Kord Bezi Sanayi ve
      Ticaret A.S.                                      15,779,510                 516
    Adana Cimento Sanayii Turk
      Anonim Sirketi                                    14,273,608                 513
-   Eczacibasi Ilac Sanayi ve
      Ticaret A.S.                                      15,981,400                 435
-   Goodyear Lastikleri T.A.S.                          16,202,375                 426
-   Turk Demir Dokum
      Fabrikalari S.A.                                  14,899,256                 323
-   Efes Sinai Yatirim Holding A.S.                     20,795,000                 318
    Doktas Dokumculuk Ticaret
      ve Sanayii A.S.                                   11,990,000                 254
-   Tat Konserve A.S.                                    9,853,800                 245
    Bagfas Bandirma Gubre
      Fabrikalari A.S.                                   4,034,000                 219
-   Sabah Yayincilik A.S.                               24,498,000                 210
    Kartonsan Karton Sanayi ve
      Ticaret A.S.                                       2,579,650                 162
    Kav Orman Sanayii A.S.                               9,776,250                 142
    Turkiye Is Bankasi A.S.                                 41,900                 141
    Adana Cimento Sanayii A.S.
      C Shares                                          25,562,974                 125
-   Cimentas Izmir Cimento
      Fabrikasi T.A.S.                                   2,599,000                 104
    Usas Ucak Servisi A.S.                                  51,500                  85
-   Raks Elektronik Sanayi ve
      Ticaret A.S.                                       9,014,607                  36
-   Sifas Sentetik Iplik
      Fabrikalari A.S.                                   2,534,898                   0
                                                                           ------------
                                                                                61,278
                                                                           ------------
---------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (COST $863,652)                                                          1,076,196
---------------------------------------------------------------------------------------
                                                              FACE
                                                            AMOUNT
                                                             (000)
---------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (6.4%)
---------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
    Obligations in a Pooled
    Cash Account
    3.25%, 1/3/2000                                        $59,569              59,569
    3.47%, 1/3/2000--Note G                                 13,165              13,165
---------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
    (COST $72,734)                                                              72,734
---------------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.0%)
    (COST $936,386)                                                          1,148,930
---------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.0%)
---------------------------------------------------------------------------------------
Other Assets--Note B                                                             5,702
Liabilities--Note G                                                            (16,987)
                                                                           ------------
                                                                               (11,285)
---------------------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------------------
Applicable to 90,995,028 outstanding
    $.001 par value shares of beneficial
    interest (unlimited authorization)                                      $1,137,645
=======================================================================================

NET ASSET VALUE PER SHARE                                                       $12.50
=======================================================================================
*See Note A in Notes to Financial Statements.
-Non-Income-Producing Security.
ILS--Israeli Shekel.

                                       36

---------------------------------------------------------------------------------------
                                                         AMOUNT                    PER
                                                          (000)                  SHARE
---------------------------------------------------------------------------------------
AT DECEMBER 31, 1999, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------------------
  Paid in Capital                                       $1,068,803              $11.74
  Overdistributed Net Investment
    Income--Note F                                            (395)                 --
  Accumulated Net Realized
    Losses--Note F                                        (143,159)              (1.57)
  Unrealized Appreciation
    (Depreciation)--Note E
    Investment Securities                                  212,544                2.33
    Foreign Currencies                                        (148)                 --
---------------------------------------------------------------------------------------
NET ASSETS                                              $1,137,645              $12.50
=======================================================================================



-------------------------------------------------------------------------------------------------------------
                                                                                                     MARKET
TOTAL INTERNATIONAL STOCK INDEX FUND                                                                 VALUE*
                                                                                    SHARES            (000)
-------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANIES (100.0%)
--------------------------------------------------------------------------------------------------------------
Vanguard European Stock Index Fund                                               53,314,923         $1,537,069
Vanguard Pacific Stock Index Fund                                                63,675,444            778,114
Vanguard Emerging Markets Stock Index Fund                                       20,263,801            253,298
---------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT COMPANIES
    (COST $1,983,818)                                                                                2,568,481
---------------------------------------------------------------------------------------------------------------
                                                                                       FACE
                                                                                     AMOUNT
                                                                                      (000)
---------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (0.5%)
---------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a Pooled Cash Account
    3.25%, 1/3/2000
    (COST $12,969)                                                                  $12,969             12,969
---------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.5%)
    (COST $1,996,787)                                                                                2,581,450
---------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.5%)
---------------------------------------------------------------------------------------------------------------
Other Assets                                                                                             7,759

Liabilities                                                                                            (19,630)
                                                                                                 --------------
                                                                                                       (11,871)
---------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------------------------------------------
Applicable to 179,529,932 outstanding $.001 par value shares of
    beneficial interest (unlimited authorization)                                                   $2,569,579
===============================================================================================================

NET ASSET VALUE PER SHARE                                                                               $14.31
===============================================================================================================
*See Note A in Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------------
 AT DECEMBER 31, 1999, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------------------------------------------
                                                                                     AMOUNT                PER
                                                                                      (000)              SHARE
---------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                 $1,977,834             $11.02
 Overdistributed Net Investment Income                                                 (193)                --
 Accumulated Net Realized Gains                                                       7,275                .04
 Unrealized Appreciation--Note E                                                    584,663               3.25
--------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                      $2,569,579             $14.31
===============================================================================================================

                                       38

STATEMENT OF OPERATIONS
This Statement shows dividend and interest income earned by each fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. The Total International Stock Index Fund's Income Distributions Received from the other funds' net income have been reduced by its share of the other funds' expenses.
     This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period--these amounts include the effect of foreign currency movements on the value of a fund's securities. Currency gains (losses) on the translation of other assets and liabilities, combined with the results of any investments in forward currency contracts during the period, are shown separately. If a fund invested in futures contracts during the period, the results of these investments are also shown separately. The Total International Stock Index Fund's Capital Gain Distributions Received from the other funds' realized net gains are shown separately from the Net Gain
(Loss) realized on the sale of investments in the other funds.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           EMERGING
                                                                   EUROPEAN                     PACIFIC                     MARKETS
                                                                STOCK INDEX                 STOCK INDEX                 STOCK INDEX
                                                                       FUND                        FUND                        FUND
                                                            -----------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31, 1999
                                                            -----------------------------------------------------------------------
                                                                      (000)                       (000)                       (000)
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
      Dividends*                                                   $109,074                   $  18,551                   $ 22,373
      Interest                                                        2,448                       2,137                      2,274
      Security Lending                                                2,777                       1,017                        555
                                                               ---------------------------------------------------------------------
            Total Income                                            114,299                      21,705                     25,202
                                                               ---------------------------------------------------------------------
EXPENSES
      The Vanguard Group--Note B
            Investment Advisory Services                                 87                          87                         87
            Management and Administrative                            11,163                       4,927                      2,501
            Marketing and Distribution                                  856                         246                        142
      Custodian Fees                                                  2,314                         763                      1,896
      Auditing Fees                                                      10                           9                          8
      Shareholders' Reports                                             142                          45                         33
      Trustees' Fees and Expenses                                         7                           2                          1
                                                               ---------------------------------------------------------------------
            Total Expenses                                           14,579                       6,079                      4,668
-----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                99,720                      15,626                     20,534
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
      Investment Securities Sold                                     36,509                      (1,467)                   (51,231)
      Futures Contracts                                               8,992                      13,433                      3,338
      Foreign Currencies and Forward Currency Contracts              (3,583)                      3,409                      3,535
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                             41,918                      15,375                    (44,358)
-----------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
      Investment Securities                                         712,931                     736,890                    418,253
      Futures Contracts                                                (331)                      2,509                         --
      Foreign Currencies and Forward Currency Contracts                (410)                     (1,066)                       (79)
-----------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                    712,190                     738,333                    418,174
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $853,828                    $769,334                   $394,350
===================================================================================================================================

*Dividends are net of foreign withholding taxes of $9,231,000, $1,498,000, and $1,080,000, respectively.


-------------------------------------------------------------------------------------------
                                                      TOTAL INTERNATIONAL STOCK INDEX FUND
                                                              YEAR ENDED DECEMBER 31, 1999
                                                                                     (000)
-------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
      Income Distributions Received                                             $  36,702
      Interest                                                                        250

-------------------------------------------------------------------------------------------
NET INVESTMENT INCOME--Note C                                                      36,952
-------------------------------------------------------------------------------------------
REALIZED NET GAIN
      Capital Gain Distributions Received                                           7,734
      Investment Securities Sold                                                       --

-------------------------------------------------------------------------------------------
REALIZED NET GAIN                                                                   7,734
-------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES         491,852
-------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                             $536,538
===========================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-----------------------------------------------------------------------------------------------------------------------------
                                                                  EUROPEAN STOCK                         PACIFIC STOCK
                                                                    INDEX FUND                            INDEX FUND
                                                       ------------------------------               -------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                       ----------------------------------------------------------------------
                                                               1999              1998               1999              1998
                                                              (000)             (000)              (000)             (000)
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                               $   99,720         $   70,308         $   15,626        $   10,542
    Realized Net Gain (Loss)                                41,918             13,446             15,375           (81,819)
    Change in Unrealized Appreciation (Depreciation)       712,190            670,223            738,333            96,076
                                                       ----------------------------------------------------------------------
        Net Increase (Decrease) in Net Assets
            Resulting from Operations                      853,828            753,977            769,334            24,799
                                                       ----------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                 (103,284)           (88,786)           (18,206)           (8,350)
    Realized Capital Gain                                  (30,952)           (21,542)                --                --
                                                       ----------------------------------------------------------------------
        Total Distributions                               (134,236)          (110,328)           (18,206)           (8,350)
                                                       ----------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                               1,625,077          1,842,080            937,319           355,601
    Issued in Lieu of Cash Distributions                   123,576            101,520             16,672             7,588
    Redeemed                                              (841,311)          (540,369)          (211,622)         (174,046)
                                                       ----------------------------------------------------------------------
        Net Increase from Capital Share Transactions       907,342          1,403,231            742,369           189,143
-----------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                            1,626,934          2,046,880          1,493,497           205,592
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                    4,479,306          2,432,426          1,032,832           827,240
                                                       ----------------------------------------------------------------------
    End of Year                                         $6,106,240         $4,479,306         $2,526,329        $1,032,832
=============================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                  63,521             75,396             94,959            47,512
    Issued in Lieu of Cash Distributions                     4,357              4,001              1,411               982
    Redeemed                                               (33,203)           (23,075)           (21,453)          (23,899)
                                                       ----------------------------------------------------------------------
        Net Increase in Shares Outstanding                  34,675             56,322             74,917            24,595
=============================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------
                                                                  EMERGING MARKETS                   TOTAL INTERNATIONAL
                                                                  STOCK INDEX FUND                    STOCK INDEX FUND
                                                       ------------------------------              --------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                       ----------------------------------------------------------------------
                                                               1999               1998               1999              1998
                                                              (000)              (000)              (000)             (000)
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                                $   20,534          $  18,473         $   36,952        $   24,942
    Realized Net Gain (Loss)                                (44,358)           (69,804)             7,734             2,035
    Change in Unrealized Appreciation (Depreciation)        418,174            (79,610)           491,852           134,333
                                                       ----------------------------------------------------------------------
        Net Increase (Decrease) in Net Assets
            Resulting from Operations                       394,350           (130,941)           536,538           161,310
                                                       ----------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                   (23,915)           (18,432)           (36,705)          (25,233)
    Realized Capital Gain                                        --                 --             (1,332)           (1,202)
                                                       ----------------------------------------------------------------------
        Total Distributions                                 (23,915)           (18,432)           (38,037)          (26,435)
                                                       ----------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                  343,122            210,263            808,009           478,309
    Issued in Lieu of Cash Distributions                     22,320             17,230             35,237            24,857
    Redeemed*                                              (175,220)          (161,424)          (147,650)         (165,541)
                                                       ----------------------------------------------------------------------
        Net Increase from Capital Share Transactions        190,222             66,069            695,596           337,625
-----------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                               560,657            (83,304)         1,194,097           472,500
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                       576,988            660,292          1,375,482           902,982
                                                       ----------------------------------------------------------------------
    End of Year                                          $1,137,645          $ 576,988         $2,569,579        $1,375,482
=============================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                   34,157             24,196             66,288            44,998
    Issued in Lieu of Cash Distributions                      1,856              2,190              2,544             2,221
    Redeemed                                                (17,953)           (19,600)           (12,252)          (15,789)
                                                       ----------------------------------------------------------------------
        Net Increase in Shares Outstanding                   18,060              6,786             56,580            31,430
=============================================================================================================================

*Emerging Markets Stock Index Fund amounts are net of redemption fees of $1,092,000 and $1,517,000, respectively.

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis; investment results for the Total International Stock Index Fund include both income and capital gain distributions received from the other funds. The table also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

--------------------------------------------------------------------------------------------------------------------------
                                                                               EUROPEAN STOCK INDEX FUND
                                                                                YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                      1999       1998         1997         1996         1995
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                              $25.28     $20.13       $16.57       $14.02       $11.76
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                          .50        .41          .38          .34          .32
    Net Realized and Unrealized Gain (Loss) on Investments        3.69       5.40         3.63         2.63         2.30
                                                                ----------------------------------------------------------
        Total from Investment Operations                          4.19       5.81         4.01         2.97         2.62
                                                                ----------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                          (.50)      (.52)        (.37)        (.36)        (.32)
    Distributions from Realized Capital Gains                     (.15)      (.14)        (.08)        (.06)        (.04)
                                                                ----------------------------------------------------------
        Total Distributions                                       (.65)      (.66)        (.45)        (.42)        (.36)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                    $28.82     $25.28       $20.13       $16.57       $14.02
==========================================================================================================================

TOTAL RETURN*                                                   16.62%     28.86%       24.23%       21.26%       22.28%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                          $6,106     $4,479       $2,432       $1,595       $1,017
    Ratio of Total Expenses to Average Net Assets                0.29%      0.29%        0.31%        0.35%        0.35%
    Ratio of Net Investment Income to Average Net Assets         1.99%      1.97%        2.19%        2.45%        2.66%
    Portfolio Turnover Rate                                         7%         7%           3%           4%           2%
==========================================================================================================================

*Total return figures do not reflect the transaction fee on purchases (0.5% beginning 11/3/1997, 1.0% from 1995 through 11/2/1997) or the $10 annual account maintenance fee applied on balances under $10,000.

--------------------------------------------------------------------------------------------------------------------------
                                                                               PACIFIC STOCK INDEX FUND
                                                                                YEAR ENDED DECEMBER 31,
                                                            --------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1999         1998         1997         1996         1995
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $ 7.84       $ 7.72       $10.51       $11.50       $11.31
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   NET INVESTMENT INCOME                                         .08         .085          .09          .10          .10
    Net Realized and Unrealized Gain (Loss) on Investments      4.39         .100        (2.79)       (1.00)         .21
                                                            --------------------------------------------------------------
        Total from Investment Operations                        4.47         .185        (2.70)        (.90)         .31
                                                            --------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                        (.09)       (.065)        (.09)        (.09)        (.12)
    Distributions from Realized Capital Gains                     --           --           --           --           --
                                                            --------------------------------------------------------------
        Total Distributions                                     (.09)       (.065)        (.09)        (.09)        (.12)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $12.22       $ 7.84       $ 7.72       $10.51       $11.50
==========================================================================================================================

TOTAL RETURN*                                                 57.05%        2.41%      -25.67%       -7.82%        2.75%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                        $2,526       $1,033       $  827         $978         $831
    Ratio of Total Expenses to Average Net Assets              0.37%        0.40%        0.35%        0.35%        0.35%
    Ratio of Net Investment Income to Average Net Assets       0.95%        1.17%        1.03%        0.89%        0.97%
    Portfolio Turnover Rate                                       6%           4%           8%           9%           1%
==========================================================================================================================

*Total return figures do not reflect the transaction fee on purchases (0.5% beginning 1/1/1997, 1.0% in 1995 through 1996) or the $10 annual account maintenance fee applied on balances under $10,000.

-------------------------------------------------------------------------------------------------------------------------
                                                                          EMERGING MARKETS STOCK INDEX FUND
                                                                               YEAR ENDED DECEMBER 31,
                                                            -------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1999         1998         1997         1996        1995
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $ 7.91        $9.98       $12.28       $10.75      $10.87
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                        .24          .27          .24          .18         .15
    Net Realized and Unrealized Gain (Loss) on Investments      4.62        (2.08)       (2.31)        1.52        (.09)
                                                               ----------------------------------------------------------
        Total from Investment Operations                        4.86        (1.81)       (2.07)        1.70         .06
                                                               ----------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                        (.27)        (.26)        (.23)        (.17)       (.18)
    Distributions from Realized Capital Gains                     --           --           --           --          --
                                                               ----------------------------------------------------------
        Total Distributions                                     (.27)        (.26)        (.23)        (.17)       (.18)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $12.50        $7.91       $ 9.98       $12.28      $10.75
=========================================================================================================================

TOTAL RETURN*                                                 61.57%      -18.12%      -16.82%       15.83%       0.56%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                        $1,138         $577         $660         $637        $234
    Ratio of Total Expenses to Average Net Assets              0.58%        0.61%        0.57%        0.60%       0.60%
    Ratio of Net Investment Income to Average Net Assets       2.55%        2.99%        1.96%        1.69%       2.00%
    Portfolio Turnover Rate                                      22%          22%          19%           1%          3%
=========================================================================================================================

*Total return figures do not reflect the transaction fee on purchases (1.0% beginning 11/3/1997, 1.5% from 1/1/1997 to 11/2/1997, 2.0% in 1995 through
 1996), the 1.0% transaction fee on redemptions, or the $10 annual account maintenance fee applied on balances under $10,000.

----------------------------------------------------------------------------------------------------------------------------
                                                                              TOTAL INTERNATIONAL STOCK INDEX FUND
                                                                              YEAR ENDED DECEMBER 31,
                                                                    -----------------------------------------  APR. 29* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                            1999          1998          1997    DEC. 31, 1996
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $11.19       $  9.87        $10.14           $10.26
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                                  .21           .21           .18             .150
    Capital Gain Distributions Received                                    .04           .02           .02             .015
    Net Realized and Unrealized Gain (Loss) on Investments                3.09          1.31          (.28)           (.110)
                                                                         ---------------------------------------------------
        TOTAL FROM INVESTMENT OPERATIONS                                  3.34          1.54          (.08)            .055
                                                                         ---------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                                  (.21)         (.21)         (.17)           (.160)
    Distributions from Realized Capital Gains                             (.01)         (.01)         (.02)           (.015)
                                                                         ---------------------------------------------------
        Total Distributions                                               (.22)         (.22)         (.19)           (.175)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                          $14.31        $11.19       $  9.87           $10.14
============================================================================================================================

TOTAL RETURN**                                                          29.92%        15.60%        -0.77%            0.55%
============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                                $2,570        $1,375          $903             $280
    Ratio of Expenses to Average Net Assets--Note C                         0%            0%            0%               0%
    Ratio of Net Investment Income to Average Net Assets                 2.04%         2.18%         2.19%           1.51%+
    Portfolio Turnover Rate                                                 1%            2%            0%               0%
============================================================================================================================

 *Inception.

**Total return figures do not reflect the transaction fee on purchases (0.5% beginning 11/3/1997, 0.75% from 1/1/1997 to 11/2/1997, 1.0% in 1996) or the
  $10 annual account maintenance fee applied on balances under $10,000.

 +Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard International Stock Index Funds comprise the European, Pacific, Emerging Markets, and Total International Stock Index Funds, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The European, Pacific, and Emerging Markets Stock Index Funds each seek to match the performance of a distinct international market index by investing in common stocks. The Total International Stock Index Fund seeks to match the performance of its target index by investing in the European, Pacific, and Emerging Markets Stock Index Funds. The funds' direct and indirect investments in foreign securities involve investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The funds consistently follow such policies in preparing their financial statements.

     1. SECURITY VALUATION: European, Pacific, and Emerging Markets Stock Index
Funds: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value. Total International Stock Index Fund: Investments are valued at the net asset value of each Vanguard fund determined as of the close of the New York Stock Exchange on the valuation date. Temporary cash investments are valued at cost, which approximates market value.

     2. FOREIGN CURRENCY: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.

     Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

     3. FUTURES AND FORWARD CURRENCY CONTRACTS: The European Stock Index Fund uses FTSE 100 Index futures contracts, the Pacific Stock Index Fund uses Nikkei 300 Index futures contracts, and the Emerging Markets Stock Index Fund uses Hang Seng Index futures contracts, to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The funds may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The funds may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the funds and the prices of futures contracts, and the possibility of an illiquid market.

     The European, Pacific, and Emerging Markets Stock Index Funds enter into forward currency contracts to maintain the same currency exposure as their respective indexes. The funds' risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

     Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

     4. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     5. REPURCHASE AGREEMENTS: Each fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. The funds may also invest directly in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     6. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     7. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid in capital.

B. The Vanguard Group furnishes to the European, Pacific, and Emerging Markets Stock Index Funds at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the funds under methods approved by the Board of Trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 1999, the funds had contributed capital to Vanguard (included in Other Assets) of:

------------------------------------------------------------------------------------------------------------
                                              CAPITAL CONTRIBUTED        PERCENTAGE            PERCENTAGE
                                                  TO VANGUARD              OF FUND            OF VANGUARD'S
            STOCK INDEX FUND                         (000)               NET ASSETS          CAPITALIZATION
------------------------------------------------------------------------------------------------------------
            European                                 $1,121             0.02%                   1.1%
            Pacific                                     474             0.02                    0.5
            Emerging Markets                            201             0.02                    0.2
------------------------------------------------------------------------------------------------------------

The funds' Trustees and officers are also Directors and officers of Vanguard.

C. Under a special service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the Total International Stock Index Fund. The special service agreement provides that Vanguard will reimburse the fund's expenses to the extent of savings in administrative and marketing costs realized by Vanguard in the operation of the fund. Accordingly, all expenses incurred by the fund during the year ended December 31, 1999, were reimbursed by Vanguard.

D. During the year ended December 31, 1999, purchases and sales of investment securities other than temporary cash investments were:

            --------------------------------------------------------------------
                                                            (000)
                                           -------------------------------------
            STOCK INDEX FUND                   PURCHASES                SALES
            --------------------------------------------------------------------
            European                          $1,253,471              $350,695
            Pacific                              859,154               102,861
            Emerging Markets                     336,122               164,918
            Total International                  723,459                21,365
            --------------------------------------------------------------------

E. At December 31, 1999, net unrealized appreciation of investment securities for federal income tax purposes was:

            -------------------------------------------------------------------------------------------------
                                                                           (000)
                                               --------------------------------------------------------------
                                                  APPRECIATED            DEPRECIATED         NET UNREALIZED
            STOCK INDEX FUND                      SECURITIES             SECURITIES           APPRECIATION
            -------------------------------------------------------------------------------------------------
            European*                              $2,298,845            $(141,773)            $2,157,072
            Pacific                                   805,157             (221,367)               583,790
            Emerging Markets                          319,212             (106,668)               212,544
            Total International                       584,663                   --                584,663
            -------------------------------------------------------------------------------------------------

            *See Note F.

     At December 31, 1999, the aggregate settlement value of open futures contracts and the related unrealized appreciation were:

            --------------------------------------------------------------------------------------------------
                                                                                       (000)
                                                                      ----------------------------------------
                                                                          AGGREGATE
            STOCK INDEX FUND/                      NUMBER OF             SETTLEMENT            UNREALIZED
            FUTURES CONTRACTS                   LONG CONTRACTS              VALUE             APPRECIATION
            --------------------------------------------------------------------------------------------------
            European/
              FTSE 100 Index, exp. 3/2000             316                  $35,600               $1,167
            Pacific/
              Nikkei 300 Index, exp. 3/2000           801                   25,279                1,063
            --------------------------------------------------------------------------------------------------

     At December 31, 1999, the European, Pacific, and Emerging Markets Stock Index Funds had open forward currency contracts to receive foreign currency in exchange for U.S. dollars as follows:

            ---------------------------------------------------------------------------------------------------
                                                                          (000)
                                           --------------------------------------------------------------------
                                                  CONTRACT AMOUNT
                                           ----------------------------                         UNREALIZED
            STOCK INDEX FUND/                 FOREIGN           U.S.        MARKET VALUE IN    APPRECIATION
            CONTRACT SETTLEMENT DATE         CURRENCY          DOLLARS       U.S. DOLLARS     (DEPRECIATION)
            ---------------------------------------------------------------------------------------------------
            European/
            Receive:
              3/24/2000            GBP          21,324         $34,328          $34,371             $43
            Pacific/
            Receive:
              11/2/2000            AUD           3,367           2,183            2,207              24
              3/15/2000            JPY       2,473,106          24,474           24,434             (40)
            ---------------------------------------------------------------------------------------------------
            AUD--Australian Dollar.
            GBP--Great Britain Pound.
            JPY--Japanese Yen.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

     The European, Pacific, and Emerging Markets Stock Index Funds had net unrealized foreign currency gains (losses) of $(136,000), $10,000, and $(148,000), respectively, resulting from the translation of other assets and liabilities at December 31, 1999.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     During the year ended December 31, 1999, the European, Pacific, and Emerging Markets Stock Index Funds realized net foreign currency gains (losses) of $(551,000), $1,129,000, and $3,524,000, respectively, which increased
(decreased) distributable net income for tax purposes; accordingly such gains (losses) have been reclassified from accumulated net realized gains (losses) to undistributed net investment income. The Pacific and Emerging Markets Stock Index Funds' currency gains above are net of $724,000 and $1,894,000, respectively, of levies assessed on the repatriation of holdings denominated in Malaysian ringgits during the year ended December 31, 1999.

     During 1998, the European Stock Index Fund received securities with a value of $18,093,000 in a corporate spinoff that increased taxable income and the tax basis cost of investments, creating a difference between undistributed net investment income and the cost of investments for financial statement and tax purposes. At December 31, 1999, this difference is reflected in the balance of overdistributed net investment income; the corresponding difference between the securities' cost for financial statement and tax purposes is reflected in unrealized appreciation.

     For federal income tax purposes, at December 31, 1999, the Pacific and Emerging Markets Stock Index Funds had the following capital losses available to offset future capital gains:

            ---------------------------------------------------------------------------------------------------
                                                                                CAPITAL LOSS
                                                                        ---------------------------------------
                                                                                               EXPIRATION
                                                                                                 FISCAL
                                                                                                 YEAR(S)
                                                                           AMOUNT                ENDING
            STOCK INDEX FUND                                               (000)               DECEMBER 31
            ---------------------------------------------------------------------------------------------------
            Pacific                                                       $104,044              2005-2006
            Emerging Markets                                              143,159               2003-2007
            ---------------------------------------------------------------------------------------------------

G. The market value of securities on loan to broker/dealers at December 31, 1999, and collateral received with respect to such loans were:

            -----------------------------------------------------------------------------
                                                                     (000)
                                                  ---------------------------------------
                                                      MARKET VALUE              CASH
                                                        OF LOANED            COLLATERAL
            STOCK INDEX FUND                           SECURITIES             RECEIVED
            -----------------------------------------------------------------------------
            European                                    $324,607               $341,585
            Pacific                                      134,532                143,098
            Emerging Markets                              12,349                 13,165
            -----------------------------------------------------------------------------

Cash collateral received is invested in repurchase agreements.

REPORT OF INDEPENDENT ACCOUNTANTS

TO the Shareholders and Trustees of
Vanguard European Stock Index Fund,
Vanguard Pacific Stock Index Fund,
Vanguard Emerging Markets Stock Index Fund and
Vanguard Total International Stock Index Fund

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard European Stock Index Fund, Vanguard Pacific Stock Index Fund, Vanguard Emerging Markets Stock Index Fund and Vanguard Total International Stock Index Fund (the "Funds"), at December 31, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

February 9, 2000

--------------------------------------------------------------------------------
SPECIAL 1999 TAX INFORMATION (UNAUDITED) FOR
VANGUARD INTERNATIONAL STOCK INDEX FUNDS

This information for the fiscal year ended December 31, 1999, is included pursuant to provisions of the Internal Revenue Code.

     The European Stock Index Fund and the Total International Stock Index Fund distributed $30,952,000 and $1,332,000, respectively, as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year ended December 31, 1999, all of which is designated as a 20% rate gain distribution.

     The Vanguard European Stock Index Fund, Pacific Stock Index, and Emerging Markets Stock Index Funds have elected to pass through the credit for taxes paid in foreign countries. Shareholders receive detailed information on foreign income and foreign tax per share by country along with their 1999 Form 1099-DIV.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
THE PEOPLE WHO GOVERN YOUR FUND

The Trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund Trustees also serve on the Board of Directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     Seven of Vanguard's nine board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new Trustees/Directors; and electing Vanguard officers.

     The list below provides a brief description of each Trustee's professional affiliations. Noted in parentheses is the year in which the Trustee joined the Vanguard Board.

TRUSTEES

JOHN C. BOGLE - (1967) Founder, Senior Chairman of the Board, and
Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN - (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JoANN HEFFERNAN HEISEN - (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson-Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MacLAURY - (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL - (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. - (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JOHN C. SAWHILL - (1991) President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR. - (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON - (1985) Retired Chairman of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.
-------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY - Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS - Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON - Legal Department.

ROBERT A. DiSTEFANO - Information Technology.

JAMES H. GATELY - Individual Investor Group.

KATHLEEN C. GUBANICH - Human Resources.

IAN A. MacKINNON - Fixed Income Group.

F. WILLIAM McNABB, III - Institutional Investor Group.

MICHAEL S. MILLER - Planning and Development.

RALPH K. PACKARD - Chief Financial Officer.

GEORGE U. SAUTER - Core Management Group.

ABOUT OUR COVER

Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

Q720-02/24/2000

(C) 2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.